UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2021

Date of reporting period: December 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.20

SEMI-ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED GROWTH FUND | 1

SEMI-ANNUAL REPORT

February 9, 2021

This report provides management’s discussion of fund performance for AB Concentrated Growth Fund for the semi-annual reporting period ended December 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	6 Months	12 Months

AB CONCENTRATED GROWTH FUND

Class A Shares	23.95%	20.96%

Class C Shares	23.46%	20.03%

Advisor Class Shares[1]	24.11%	21.25%

Class R Shares[1]	23.74%	20.53%

Class K Shares[1]	23.89%	20.87%

Class I Shares[1]	24.06%	21.21%

Class Z Shares[1]	24.12%	21.29%

S&P 500 Index	22.16%	18.40%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2020.

All share classes outperformed the benchmark for both the six- and 12-month periods, before sales charges. In both periods, having less exposure to areas of the market that underperformed, such as energy and financials, was most beneficial to performance, relative to the benchmark. For the six-month period, both stock selection and sector positioning added to outperformance. At the security level, security selection detracted from overall performance during the 12-month period, although it was more than offset by positive sector positioning.

For the six-month period, the top absolute contributors included Aptiv, Charles Schwab and IQVIA. The top detractors were International

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Flavors & Fragrances, American Tower and Allegion. For the 12-month period, the top absolute contributors were Microsoft, IQVIA and Aptiv. The top detractors included Booking Holdings, Allegion and International Flavors & Fragrances.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

The year 2020 was unprecedented. There was a global health pandemic, a 33-day bear market, a three-month recession and a meaningful drop in earnings, yet the market ultimately returned 18.40% for the 12-month period, as measured by the S&P 500 Index. The strong recovery during the most recent six-month period accounted for the entirety of equity market gains for the year, as the S&P 500 Index increased by 22.16%. Returns in both periods were fueled by a responsive US Federal Reserve, meaningful fiscal stimulus and extremely positive news from the medical community relative to COVID-19 vaccines. While it was a difficult year on several fronts, investment returns were compelling from both an absolute and a relative perspective.

In this challenging environment, the Fund’s Senior Investment Management Team remains focused on sustainably growing the underlying earnings power of the Fund and believes the Fund is well positioned for the current environment.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in common stocks of listed US companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.

(continued on next page)

abfunds.com	AB CONCENTRATED GROWTH FUND | 3

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the US Internal Revenue Code of 1986, as amended).

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or health-care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB CONCENTRATED GROWTH FUND | 5

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	20.96%	15.81%

5 Years	17.08%	16.07%

Since Inception[1]	14.67%	13.95%

CLASS C SHARES

1 Year	20.03%	19.03%

5 Years	16.21%	16.21%

Since Inception[1]	13.82%	13.82%

ADVISOR CLASS SHARES[2]

1 Year	21.25%	21.25%

5 Years	17.37%	17.37%

10 Years	15.06%	15.06%

CLASS R SHARES[2]

1 Year	20.53%	20.53%

5 Years	16.77%	16.77%

Since Inception[1]	14.37%	14.37%

CLASS K SHARES[2]

1 Year	20.87%	20.87%

5 Years	17.07%	17.07%

Since Inception[1]	14.66%	14.66%

CLASS I SHARES[2]

1 Year	21.21%	21.21%

5 Years	17.38%	17.38%

Since Inception[1]	14.97%	14.97%

CLASS Z SHARES[2]

1 Year	21.29%	21.29%

5 Years	17.41%	17.41%

Since Inception[1]	14.97%	14.97%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.03%, 1.78%, 0.78%, 1.33%, 1.06%, 0.76% and 0.75% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 2/28/2014.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED GROWTH FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	15.81%

5 Years	16.07%

Since Inception[1]	13.95%

CLASS C SHARES

1 Year	19.03%

5 Years	16.21%

Since Inception[1]	13.82%

ADVISOR CLASS SHARES[2]

1 Year	21.25%

5 Years	17.37%

10 Years	15.06%

CLASS R SHARES[2]

1 Year	20.53%

5 Years	16.77%

Since Inception[1]	14.37%

CLASS K SHARES[2]

1 Year	20.87%

5 Years	17.07%

Since Inception[1]	14.66%

CLASS I SHARES[2]

1 Year	21.21%

5 Years	17.38%

Since Inception[1]	14.97%

CLASS Z SHARES[2]

1 Year	21.29%

5 Years	17.41%

Since Inception[1]	14.97%

1	Inception date: 2/28/2014.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,239.50	$5.64	1.00%
Hypothetical**	$1,000	$1,020.16	$5.09	1.00%

abfunds.com	AB CONCENTRATED GROWTH FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,234.60	$9.86	1.75%
Hypothetical**	$1,000	$1,016.38	$8.89	1.75%
Advisor Class
Actual	$1,000	$1,241.10	$4.24	0.75%
Hypothetical**	$1,000	$1,021.42	$3.82	0.75%
Class R
Actual	$1,000	$1,237.40	$7.61	1.35%
Hypothetical**	$1,000	$1,018.40	$6.87	1.35%
Class K
Actual	$1,000	$1,238.90	$6.21	1.10%
Hypothetical**	$1,000	$1,019.66	$5.60	1.10%
Class I
Actual	$1,000	$1,240.60	$4.63	0.82%
Hypothetical**	$1,000	$1,021.07	$4.18	0.82%
Class Z
Actual	$1,000	$1,241.20	$4.12	0.73%
Hypothetical**	$1,000	$1,021.53	$3.72	0.73%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $971.3

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$89,200,874	9.2%

Mastercard, Inc. – Class A	82,049,441	8.4

IQVIA Holdings, Inc.	79,755,554	8.2

Abbott Laboratories	71,675,658	7.4

NIKE, Inc. – Class B	54,298,591	5.6

Zoetis, Inc.	52,311,571	5.4

TJX Cos., Inc. (The)	50,166,449	5.2

Charles Schwab Corp. (The)	47,260,231	4.9

Aptiv PLC	46,986,092	4.8

Amphenol Corp. – Class A	46,148,602	4.7

	$619,853,063	63.8%

1	All data are as of December 31, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

December 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Information Technology – 30.8%
Electronic Equipment, Instruments & Components – 9.5%
Amphenol Corp. – Class A	352,899	$46,148,602
CDW Corp./DE	349,729	46,090,785

		92,239,387

IT Services – 12.1%
Automatic Data Processing, Inc.	203,718	35,895,111
Mastercard, Inc. – Class A	229,869	82,049,441

		117,944,552

Software – 9.2%
Microsoft Corp.	401,047	89,200,874

		299,384,813

Health Care – 21.0%
Health Care Equipment & Supplies – 7.4%
Abbott Laboratories	654,632	71,675,658

Life Sciences Tools & Services – 8.2%
IQVIA Holdings, Inc.(a)	445,139	79,755,554

Pharmaceuticals – 5.4%
Zoetis, Inc.	316,082	52,311,571

		203,742,783

Consumer Discretionary – 16.8%
Auto Components – 4.8%
Aptiv PLC	360,627	46,986,092

Specialty Retail – 6.4%
TJX Cos., Inc. (The)	734,609	50,166,449
Ulta Beauty, Inc.(a)	41,178	11,824,674

		61,991,123

Textiles, Apparel & Luxury Goods – 5.6%
NIKE, Inc. – Class B	383,817	54,298,591

		163,275,806

Industrials – 10.6%
Building Products – 1.7%
Allegion PLC	142,307	16,561,689

Commercial Services & Supplies – 4.6%
Stericycle, Inc.(a)	645,018	44,719,098

Professional Services – 4.3%
Verisk Analytics, Inc. – Class A	201,259	41,779,356

		103,060,143

Communication Services – 8.4%
Interactive Media & Services – 8.4%
Alphabet, Inc. – Class C(a)	23,660	41,449,481
Facebook, Inc. – Class A(a)	146,056	39,896,657

		81,346,138

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Financials – 4.9%
Capital Markets – 4.9%
Charles Schwab Corp. (The)	891,030	$47,260,231

Materials – 4.0%
Chemicals – 4.0%
International Flavors & Fragrances, Inc.(b)	357,400	38,899,416

Real Estate – 2.0%
Equity Real Estate Investment Trusts (REITs) – 2.0%
American Tower Corp.	87,310	19,597,603

Total Common Stocks (cost $613,796,379)		956,566,933

SHORT-TERM INVESTMENTS – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(c)(d)(e) (cost $10,996,088)	10,996,088	10,996,088

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $624,792,467)		967,563,021

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%
Investment Companies – 3.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(c)(d)(e) (cost $35,799,035)	35,799,035	35,799,035

Total Investments – 103.3% (cost $660,591,502)		1,003,362,056
Other assets less liabilities – (3.3)%		(32,073,903)

Net Assets – 100.0%		$971,288,153

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

December 31, 2020 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $613,796,379)	$956,566,933	(a)
Affiliated issuers (cost $46,795,123—including investment of cash collateral for securities loaned of $35,799,035)	46,795,123
Receivable for capital stock sold	3,165,473
Receivable for investment securities sold	946,122
Unaffiliated dividends receivable	748,416
Affiliated dividends receivable	325

Total assets	1,008,222,392

Liabilities
Payable for collateral received on securities loaned	35,799,035
Advisory fee payable	522,174
Payable for capital stock redeemed	483,712
Distribution fee payable	35,729
Administrative fee payable	14,826
Transfer Agent fee payable	4,999
Accrued expenses and other liabilities	73,764

Total liabilities	36,934,239

Net Assets	$971,288,153

Composition of Net Assets
Capital stock, at par	$1,919
Additional paid-in capital	614,976,087
Distributable earnings	356,310,147

	$971,288,153

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$48,606,948	975,531	$49.83	*

C	$30,302,169	645,393	$46.95

Advisor	$887,578,324	17,475,955	$50.79

R	$49,467	1,013.89	$48.79

K	$1,364,147	27,400.64	$49.79

I	$21,433	421.34	$50.87

Z	$3,365,665	66,154	$50.88

(a)	Includes securities on loan with a value of $37,759,861 (see Note E).

*	The maximum offering price per share for Class A shares was $52.04 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$3,404,657
Affiliated issuers	2,701
Securities lending income	169,109	$3,576,467

Expenses
Advisory fee (see Note B)	2,836,687
Distribution fee—Class A	53,414
Distribution fee—Class C	146,214
Distribution fee—Class R	104
Distribution fee—Class K	1,844
Transfer agency—Class A	9,042
Transfer agency—Class C	6,232
Transfer agency—Advisor Class	168,579
Transfer agency—Class R	31
Transfer agency—Class K	1,063
Transfer agency—Class I	12
Transfer agency—Class Z	235
Custody and accounting	68,752
Registration fees	61,566
Administrative	38,645
Printing	23,273
Audit and tax	17,923
Legal	17,761
Directors’ fees	15,145
Miscellaneous	14,026

Total expenses	3,480,548
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(5,756)

Net expenses		3,474,792

Net investment income		101,675

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		15,127,157
Net change in unrealized appreciation/depreciation of investments		171,102,002

Net gain on investment transactions		186,229,159

Net Increase in Net Assets from Operations		$186,330,834

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 15

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$101,675	$(227,345)
Net realized gain on investment transactions	15,127,157	44,854,273
Net change in unrealized appreciation/depreciation of investments	171,102,002	5,016,995
Contributions from Affiliates (see Note B)	– 0	–	319

Net increase in net assets from operations	186,330,834	49,644,242
Distributions to Shareholders
Class A	(1,666,714)	(1,116,096)
Class C	(1,148,075)	(837,819)
Advisor Class	(30,486,932)	(20,178,205)
Class R	(1,771)	(621)
Class K	(43,851)	(25,331)
Class I	(761)	(589)
Class Z	(113,756)	(59,792)
Capital Stock Transactions
Net increase	49,550,794	151,214,048

Total increase	202,419,768	178,639,837
Net Assets
Beginning of period	768,868,385	590,228,548

End of period	$971,288,153	$768,868,385

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for

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NOTES TO FINANCIAL STATEMENTS (continued)

securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be

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NOTES TO FINANCIAL STATEMENTS (continued)

classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$956,566,933		$	– 0	–	$	– 0	–	$956,566,933
Short-Term Investments	10,996,088			– 0	–		– 0	–	10,996,088
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	35,799,035			– 0	–		– 0	–	35,799,035

Total Investments in Securities	1,003,362,056			– 0	–		– 0	–	1,003,362,056
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,003,362,056		$	– 0	–	$	– 0	–	$1,003,362,056

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective May 7, 2020, under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the Fund’s average daily net assets. Prior to May 7, 2020, the investment advisory agreement provided for the payment of an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. For the period from March 2, 2020 until May 6, 2020, the Adviser waived a portion of the advisory fee in order to reduce the advisory fee rate from .80% to .65% of the Fund’s average daily net assets; such waiver amounted to $172,557. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the six months ended December 31, 2020, there was no such waiver/reimbursement. The Expense Caps may not be terminated by the Adviser prior to October 31, 2021.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2020, the reimbursement for such services amounted to $38,645.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $78,181 for the six months ended December 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,189 from the sale of Class A shares and received $4,006 and $4,148 in contingent deferred sales charges imposed upon

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NOTES TO FINANCIAL STATEMENTS (continued)

redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2020, such waiver amounted to $4,689.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2020 is as follows:

Fund	Market Value 6/30/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,875		$86,098	$80,977	$10,996	$3
Government Money Market Portfolio*	– 0	–	52,889	17,090	35,799	2

Total					$46,795	$5

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended June 30, 2020, the Adviser reimbursed the Fund $319 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer

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NOTES TO FINANCIAL STATEMENTS (continued)

owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $186,829, $0 and $0 for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$83,791,255		$75,979,808
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$347,567,083
Gross unrealized depreciation	(4,796,529)

Net unrealized appreciation	$342,770,554

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended December 31, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral

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NOTES TO FINANCIAL STATEMENTS (continued)

will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$ 37,759,861	$35,799,035	$3,588,752	$167,531	$1,578	$1,067

*	As of December 31, 2020.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020

Class A
Shares sold	154,337	522,248	$7,224,223	$20,962,145

Shares issued in reinvestment of distributions	29,495	23,397	1,431,708	982,194

Shares converted from Class C	60,282	8,817	2,757,151	355,025

Shares redeemed	(170,670)	(362,635)	(7,730,878)	(14,248,341)

Net increase	73,444	191,827	$3,682,204	$8,051,023

Class C
Shares sold	36,659	283,215	$1,614,708	$10,556,925

Shares issued in reinvestment of distributions	20,575	18,072	941,520	722,159

Shares converted to Class A	(63,716)	(9,245)	(2,757,151)	(355,025)

Shares redeemed	(61,811)	(156,489)	(2,688,973)	(5,610,758)

Net increase (decrease)	(68,293)	135,553	$(2,889,896)	$5,313,301

Advisor Class
Shares sold	2,659,515	7,470,217	$125,124,930	$301,380,259

Shares issued in reinvestment of distributions	469,941	355,218	23,247,997	15,150,069

Shares redeemed	(2,143,187)	(4,467,123)	(100,258,186)	(180,222,446)

Net increase	986,269	3,358,312	$48,114,741	$136,307,882

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020

Class R
Shares sold	155	436	$7,056	$15,655

Shares issued in reinvestment of distributions	22	1	1,043	51

Shares redeemed	(2)	(1)	(76)	(26)

Net increase	175	436	$8,023	$15,680

Class K
Shares sold	7,266	20,463	$358,940	$757,910

Shares issued in reinvestment of distributions	889	590	43,123	24,759

Shares redeemed	(16,259)	(3,897)	(745,702)	(163,652)

Net increase (decrease)	(8,104)	17,156	$(343,639)	$619,017

Class I
Shares sold	1	5	$100	$190

Shares issued in reinvestment of distributions	1	0 (a)	25	13

Shares redeemed	0 (a)	(2)	(5)	(80)

Net increase	2	3	$120	$123

Class Z
Shares sold	21,352	27,974	$1,094,910	$1,091,486

Shares issues in reinvestment of distributions	1,954	1,308	96,828	55,837

Shares redeemed	(4,397)	(6,189)	(212,497)	(240,301)

Net increase	18,909	23,093	$979,241	$907,022

(a)	Amount is less than one share.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the equity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

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NOTES TO FINANCIAL STATEMENTS (continued)

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in

abfunds.com	AB CONCENTRATED GROWTH FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2021 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$656,724	$	– 0	–
Net long-term capital gains	21,561,729		30,949,116

Total taxable distributions paid	$22,218,453		$30,949,116

30 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$33,341,005
Other losses	(23,245	)(a)
Unrealized appreciation/(depreciation)	170,123,413	(b)

Total accumulated earnings/(deficit)	$203,441,173

(a)	As of June 30, 2020, the Fund had a qualified late-year ordinary loss deferral of $23,245.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2020, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB CONCENTRATED GROWTH FUND | 31

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 41.70	$ 40.35	$ 35.44	$ 32.65	$ 26.04	$ 28.61

Income From Investment Operations

Net investment loss(a)(b)	(.04)	(.10)	(.12)	(.15)	(.08)	(.05)

Net realized and unrealized gain (loss) on investment transactions	9.98	2.87	7.62	4.13	6.82	(1.73)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	9.94	2.77	7.50	3.98	6.74	(1.78)

Less: Distributions

Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)	(.79)

Net asset value, end of period	$ 49.83	$ 41.70	$ 40.35	$ 35.44	$ 32.65	$ 26.04

Total Return

Total investment return based on net asset value(d)	23.95%	6.84%	22.67%	12.39%	25.93%	(6.38)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$48,607	$37,615	$28,661	$26,920	$26,579	$30,438

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.00	%^	1.12%	1.19%	1.21%	1.22%	1.24%

Expenses, before waivers/reimbursements(e)‡	1.00	%^	1.15%	1.19%	1.21%	1.22%	1.27%

Net investment loss(b)	(.18	)%^	(.24)%	(.32)%	(.45)%	(.27)%	(.19)%

Portfolio turnover rate	9%	23%	30%	27%	29%	44%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.00%

See footnote summary on page 39.

32 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 39.53	$ 38.61	$ 34.27	$ 31.84	$ 25.58	$ 28.33

Income From Investment Operations

Net investment loss(a)(b)	(.21)	(.38)	(.38)	(.40)	(.29)	(.25)

Net realized and unrealized gain (loss) on investment transactions	9.44	2.72	7.31	4.02	6.68	(1.71)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	9.23	2.34	6.93	3.62	6.39	(1.96)

Less: Distributions

Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)	(.79)

Net asset value, end of period	$ 46.95	$ 39.53	$ 38.61	$ 34.27	$ 31.84	$ 25.58

Total Return

Total investment return based on net asset value(d)	23.46%	6.01%	21.75%	11.56%	25.03%	(7.10)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,302	$28,210	$22,320	$18,168	$18,727	$19,617

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.75	%^	1.87%	1.94%	1.96%	1.97%	1.99%

Expenses, before waivers/reimbursements(e)‡	1.75	%^	1.90%	1.94%	1.96%	1.97%	2.01%

Net investment loss(b)	(.94	)%^	(.99)%	(1.07)%	(1.20)%	(1.02)%	(.94)%

Portfolio turnover rate	9%	23%	30%	27%	29%	44%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.00%

See footnote summary on page 39.

abfunds.com	AB CONCENTRATED GROWTH FUND | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 42.42	$ 40.93	$ 35.83	$ 32.91	$ 26.18	$ 28.69

Income From Investment Operations

Net investment income (loss)(a)(b)	.02	.01	(.03)	(.07)	(.01)	.01

Net realized and unrealized gain (loss) on investment transactions	10.16	2.90	7.72	4.18	6.87	(1.73)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	10.18	2.91	7.69	4.11	6.86	(1.72)

Less: Distributions

Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)	(.79)

Net asset value, end of period	$ 50.79	$ 42.42	$ 40.93	$ 35.83	$ 32.91	$ 26.18

Total Return

Total investment return based on net asset value(d)	24.11%	7.09%	22.97%	12.69%	26.26%	(6.16)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$887,579	$699,504	$537,484	$369,006	$298,099	$227,787

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.75	%^	.87%	.94%	.96%	.96%	.99%

Expenses, before waivers/reimbursements(e)‡	.75	%^	.90%	.94%	.96%	.97%	1.01%

Net investment income (loss)(b)	.07	%^	.02%	(.07)%	(.21)%	(.03)%	.05%

Portfolio turnover rate	9%	23%	30%	27%	29%	44%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.00%

See footnote summary on page 39.

34 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 40.93	$ 39.76	$ 35.04	$ 32.37	$ 25.88	$ 28.51

Income From Investment Operations

Net investment loss(a)(b)	(.12)	(.21)	(.21)	(.24)	(.15)	(.12)

Net realized and unrealized gain (loss) on investment transactions	9.79	2.80	7.52	4.10	6.77	(1.72)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	9.67	2.59	7.31	3.86	6.62	(1.84)

Less: Distributions

Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)	(.79)

Net asset value, end of period	$ 48.79	$ 40.93	$ 39.76	$ 35.04	$ 32.37	$ 25.88

Total Return

Total investment return based on net asset value(d)	23.74%	6.48%	22.38%	12.12%	25.63%	(6.62)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$49	$34	$16	$14	$13	$33

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.35	%^	1.42%	1.44%	1.45%	1.46%	1.49%

Expenses, before waivers/reimbursements(e)‡	1.35	%^	1.45%	1.44%	1.45%	1.47%	1.50%

Net investment loss(b)	(.53	)%^	(.54)%	(.57)%	(.70)%	(.53)%	(.45)%

Portfolio turnover rate	9%	23%	30%	27%	29%	44%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.00%

See footnote summary on page 39.

abfunds.com	AB CONCENTRATED GROWTH FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 41.69	$ 40.36	$ 35.45	$ 32.66	$ 26.04	$ 28.61

Income From Investment Operations

Net investment loss(a)(b)	(.07)	(.11)	(.12)	(.16)	(.09)	(.05)

Net realized and unrealized gain (loss) on investment transactions	9.98	2.86	7.62	4.14	6.84	(1.73)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	9.91	2.75	7.50	3.98	6.75	(1.78)

Less: Distributions

Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)	(.79)

Net asset value, end of period	$ 49.79	$ 41.69	$ 40.36	$ 35.45	$ 32.66	$ 26.04

Total Return

Total investment return based on net asset value(d)	23.89%	6.78%	22.67%	12.38%	25.97%	(6.38)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,364	$1,480	$741	$558	$398	$99

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	1.10	%^	1.15%	1.19%	1.21%	1.21%	1.24%

Expenses, before waivers/reimbursements(e)‡	1.10	%^	1.18%	1.20%	1.22%	1.22%	1.24%

Net investment loss(b)	(.30	)%^	(.27)%	(.32)%	(.46)%	(.31)%	(.18)%

Portfolio turnover rate	9%	23%	30%	27%	29%	44%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.00%

See footnote summary on page 39.

36 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 42.50	$ 41.00	$ 35.88	$ 32.95	$ 26.21	$ 28.71

Income From Investment Operations

Net investment income (loss)(a)(b)	0	(c)	.01	(.03)	(.07)	.00	(c)	.02

Net realized and unrealized gain (loss) on investment transactions	10.18	2.91	7.74	4.19	6.87	(1.73)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	10.18	2.92	7.71	4.12	6.87	(1.71)

Less: Distributions

Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)	(.79)

Net asset value, end of period	$ 50.87	$ 42.50	$ 41.00	$ 35.88	$ 32.95	$ 26.21

Total Return

Total investment return based on net asset value(d)	24.06%	7.10%	22.99%	12.71%	26.26%	(6.12)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21	$18	$17	$21	$13	$25

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.82	%^	.86%	.91%	.95%	.95%	.98%

Expenses, before waivers/reimbursements(e)‡	.82	%^	.88%	.92%	.96%	.96%	.98%

Net investment income (loss)(b)	(.01	)%^	.03%	(.09)%	(.21)%	.01%	.07%

Portfolio turnover rate	9%	23%	30%	27%	29%	44%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.00%

See footnote summary on page 39.

abfunds.com	AB CONCENTRATED GROWTH FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 42.49	$ 40.98	$ 35.86	$ 32.93	$ 26.19	$ 28.69

Income From Investment Operations

Net investment income (loss)(a)(b)	.03	.02	(.01)	(.05)	.00	(c)	.02

Net realized and unrealized gain (loss) on investment transactions	10.17	2.91	7.72	4.17	6.87	(1.73)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	10.20	2.93	7.71	4.12	6.87	(1.71)

Less: Distributions

Distributions from net realized gain on investment transactions	(1.81)	(1.42)	(2.59)	(1.19)	(.13)	(.79)

Net asset value, end of period	$ 50.88	$ 42.49	$ 40.98	$ 35.86	$ 32.93	$ 26.19

Total Return

Total investment return based on net asset value(d)	24.12%	7.13%	23.01%	12.72%	26.29%	(6.12)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,366	$2,007	$990	$812	$64,060	$44,764

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)‡	.73	%^	.84%	.91%	.91%	.93%	.96%

Expenses, before waivers/reimbursements(e)‡	.73	%^	.87%	.92%	.92%	.94%	.96%

Net investment income (loss)(b)	.11	%^	.04%	(.03)%	(.13)%	0%	.07%

Portfolio turnover rate	9%	23%	30%	27%	29%	44%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.01%	.01%	.00%

See footnote summary on page 39.

38 | AB CONCENTRATED GROWTH FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to .01% and .01%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 39

BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James T. Tierney(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. James T. Tierney. Mr. Tierney has the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*

Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

40 | AB CONCENTRATED GROWTH FUND	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB CONCENTRATED GROWTH FUND | 41

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser as proposed to be amended to effect a fee reduction (as so amended, the “Advisory Agreement”) in respect of AB Concentrated Growth Fund (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing the advisory fee for business reasons, and had assured them that there would be no diminution in the nature or

42 | AB CONCENTRATED GROWTH FUND	abfunds.com

quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund

abfunds.com	AB CONCENTRATED GROWTH FUND | 43

before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable. The directors noted that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual advisory fee rate (reflecting the 15 basis

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point fee waiver the Adviser implemented on March 2, 2020, which the Adviser proposed be reflected in the Advisory Agreement as a fee reduction) with a peer group median. The directors also took into account the impact on the proposed advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending

abfunds.com	AB CONCENTRATED GROWTH FUND | 45

purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser implemented a 15 basis point advisory fee waiver effective March 2, 2020, which the Adviser proposed be reflected in the Advisory Agreement as a fee reduction. The information reviewed by the directors included a pro forma expense ratio that gave effect to the reduction for the entire fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s pro forma expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund, while reflecting a reduction in the advisory fee rate, does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors

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informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB CONCENTRATED GROWTH FUND | 47

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

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Concentrated Growth Fund

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VALUE

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INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

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Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

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FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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ALTERNATIVES

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Select US Long/Short Portfolio

MULTI-ASSET

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

abfunds.com	AB CONCENTRATED GROWTH FUND | 49

NOTES

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NOTES

abfunds.com	AB CONCENTRATED GROWTH FUND | 51

NOTES

52 | AB CONCENTRATED GROWTH FUND	abfunds.com

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CG-0152-1220

DEC    12.31.20

SEMI-ANNUAL REPORT

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated International Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 9, 2021

This report provides management’s discussion of fund performance for AB Concentrated International Growth Portfolio for the semi-annual reporting period ended December 31, 2020.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	6 Months	12 Months

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO[1]

Class A Shares	24.39%	22.29%

Class C Shares	23.88%	21.41%

Advisor Class Shares[2]	24.49%	22.61%

MSCI EAFE Index (net)	21.61%	7.82%

1

Includes the impact of reimbursements from the Adviser, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended December 31, 2020, by 0.00% and 0.02%, respectively.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended December 31, 2020.

All share classes of the Fund outperformed the benchmark for both periods, before sales charges. Positive security selection drove the majority of outperformance in both periods, relative to the benchmark. For the six-month period, stock selection within the industrials and health-care sectors contributed most, while selection within communication services detracted. From a positioning standpoint, an overweight to technology was most beneficial, while an underweight to materials detracted modestly. Top absolute contributors to performance included Nidec, Murata Manufacturing and B&M European Value Retail. Top absolute detractors included SAP, Temenos and Reckitt Benckiser.

During the 12-month period, stock selection within industrials and health care contributed most, while selection within the consumer-staples sector

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detracted. Sector positioning was also positive over the period. From a positioning standpoint, an overweight to technology and having less exposure to areas of the market that underperformed, such as energy and financials, was most beneficial to performance. Top absolute contributors to performance included Nidec, Lonza and Genmab. Top absolute detractors included HDFC Bank, Compass Group and NMC Health.

During both periods, the Fund utilized derivatives in the form of currency forwards for hedging purposes (to reduce volatility), which had an immaterial impact on absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Despite the significant impact from the COVID-19 pandemic, which began early in the first quarter of 2020, international markets produced positive returns over both periods. The strong recovery during the six-month period ended December 31, 2020, accounted for the entirety of international equity market gains for the year, as the MSCI EAFE Index (net) increased by 21.61%. This resulted in returns of 7.82% for the 12-month period. Positive returns in both periods were fueled by swift actions taken by central banks and governments to provide liquidity and fiscal stimulus, together with extremely positive news from the medical community relative to COVID-19 vaccines.

In this challenging environment, the Fund’s Senior Investment Management Team remains focused on sustainably growing the underlying earnings power of the Fund and believes the Fund is well positioned for the current environment.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser employs an appraisal method which attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the

(continued on next page)

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 3

company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

The Fund invests in a relatively small number of individual stocks, generally 25 to 35 companies. The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund’s holdings of non-US companies may include some companies located in emerging markets, and at times emerging-market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	22.29%	17.06%

5 Years	12.15%	11.18%

Since Inception[1]	8.98%	8.16%

CLASS C SHARES

1 Year	21.41%	20.41%

5 Years	11.30%	11.30%

Since Inception[1]	8.17%	8.17%

ADVISOR CLASS SHARES[2]

1 Year	22.61%	22.61%

5 Years	12.42%	12.42%

Since Inception[1]	9.25%	9.25%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.40%, 2.20% and 1.16% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense and extraordinary expenses to 1.15%, 1.90% and 0.90% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2021. Any fees waived and expenses borne by the Adviser through February 13, 2018 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total other expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 4/15/2015.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	17.06%

5 Years	11.18%

Since Inception[1]	8.16%

CLASS C SHARES

1 Year	20.41%

5 Years	11.30%

Since Inception[1]	8.17%

ADVISOR CLASS SHARES[2]

1 Year	22.61%

5 Years	12.42%

Since Inception[1]	9.25%

1	Inception date: 4/15/2015.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,243.90	$6.50	1.15%
Hypothetical**	$1,000	$1,019.41	$5.85	1.15%
Class C
Actual	$1,000	$1,238.80	$10.72	1.90%
Hypothetical**	$1,000	$1,015.63	$9.65	1.90%
Advisor Class
Actual	$1,000	$1,244.90	$5.09	0.90%
Hypothetical**	$1,000	$1,020.67	$4.58	0.90%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $322.7

1

All data are as of December 31, 2020. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2020 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Nidec Corp.	$17,280,987	5.4%

Murata Manufacturing Co., Ltd.	15,824,558	4.9

Genmab A/S	13,217,884	4.1

Alstom SA	12,956,588	4.0

KION Group AG	12,492,314	3.9

ASML Holding NV	11,404,304	3.5

Sika AG	11,387,855	3.5

Partners Group Holding AG	11,308,598	3.5

Lonza Group AG	11,018,468	3.4

Capgemini SE	10,581,910	3.3

	$127,473,466	39.5%

1	Long-term investments.

12 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.3%
Industrials – 20.6%
Electrical Equipment – 5.3%
Nidec Corp.	136,600	$17,280,987

Machinery – 9.8%
Alstom SA(a)	227,472	12,956,588
FANUC Corp.	24,600	6,072,487
KION Group AG	144,050	12,492,314

		31,521,389

Professional Services – 3.0%
Recruit Holdings Co., Ltd.	233,400	9,803,486

Trading Companies & Distributors – 2.5%
Ashtead Group PLC	169,327	7,975,470

		66,581,332

Information Technology – 20.0%
Electronic Equipment, Instruments & Components – 8.0%
Keyence Corp.	17,600	9,900,292
Murata Manufacturing Co., Ltd.	174,800	15,824,558

		25,724,850

IT Services – 3.3%
Capgemini SE	68,028	10,581,910

Semiconductors & Semiconductor Equipment – 3.5%
ASML Holding NV	23,554	11,404,304

Software – 5.2%
SAP SE	62,830	8,137,659
TeamViewer AG(a)(b)	159,927	8,590,861

		16,728,520

		64,439,584

Consumer Discretionary – 14.5%
Hotels, Restaurants & Leisure – 2.3%
Yum China Holdings, Inc.	128,874	7,357,417

Internet & Direct Marketing Retail – 2.4%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	32,645	7,597,471

Multiline Retail – 2.6%
B&M European Value Retail SA	1,200,891	8,453,984

Specialty Retail – 2.7%
Fast Retailing Co., Ltd.	9,800	8,787,455

Textiles, Apparel & Luxury Goods – 4.5%
adidas AG(a)	20,690	7,527,120
LVMH Moet Hennessy Louis Vuitton SE	11,197	7,009,333

		14,536,453

		46,732,780

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 12.2%
Beverages – 3.4%
Budweiser Brewing Co. APAC Ltd.(b)	1,428,300	$4,718,152
Treasury Wine Estates Ltd.	896,183	6,482,846

		11,200,998

Food Products – 4.5%
Kerry Group PLC – Class A	50,354	7,313,587
Nestle SA	60,517	7,153,791

		14,467,378

Household Products – 1.7%
Reckitt Benckiser Group PLC	60,888	5,434,513

Personal Products – 2.6%
Kose Corp.(c)	48,900	8,356,031

		39,458,920

Health Care – 10.2%
Biotechnology – 4.1%
Genmab A/S(a)	32,597	13,217,884

Health Care Providers & Services – 0.0%
NMC Health PLC(a)(d)(e)	110,100	– 0	–

Life Sciences Tools & Services – 6.1%
Eurofins Scientific SE(a)	104,226	8,738,500
Lonza Group AG	17,105	11,018,468

		19,756,968

		32,974,852

Financials – 8.4%
Capital Markets – 6.3%
Partners Group Holding AG	9,624	11,308,598
St. James’s Place PLC	575,065	8,898,604

		20,207,202

Insurance – 2.1%
AIA Group Ltd.	553,000	6,738,924

		26,946,126

Communication Services – 5.9%
Diversified Telecommunication Services – 3.3%
Cellnex Telecom SA(b)(c)	174,582	10,484,162

Interactive Media & Services – 2.6%
Tencent Holdings Ltd.	117,600	8,461,763

		18,945,925

Materials – 3.5%
Chemicals – 3.5%
Sika AG	41,776	11,387,855

Total Common Stocks (cost $242,725,348)		307,467,374

14 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.8%
Investment Companies – 4.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(f)(g)(h) (cost $15,498,646)	15,498,646	$15,498,646

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $258,223,994)		322,966,020

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(f)(g)(h) (cost $8,002,386)	8,002,386	8,002,386

Total Investments – 102.6% (cost $266,226,380)		330,968,406
Other assets less liabilities – (2.6)%		(8,233,914)

Net Assets – 100.0%		$322,734,492

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	126,815	USD	1,227	02/26/2021	$(1,737)
Bank of America, NA	USD	9,277	JPY	965,760	02/26/2021	81,693
Bank of America, NA	EUR	2,119	USD	2,609	03/17/2021	16,026
Barclays Bank PLC	USD	1,062	AUD	1,437	01/12/2021	45,925
Barclays Bank PLC	USD	3,485	JPY	359,999	02/26/2021	3,196
BNP Paribas SA	CNY	8,786	USD	1,346	02/10/2021	392
BNP Paribas SA	USD	2,059	CNY	13,460	02/10/2021	2,324
Citibank, NA	USD	741	AUD	1,022	01/12/2021	46,503
Citibank, NA	CNY	102,667	USD	15,665	02/10/2021	(54,943)
Citibank, NA	USD	827	CNY	5,417	02/10/2021	2,620
Goldman Sachs Bank USA	USD	10,956	AUD	14,626	01/12/2021	321,233
Goldman Sachs Bank USA	DKK	5,738	USD	913	01/15/2021	(28,615)
Goldman Sachs Bank USA	JPY	140,944	USD	1,360	02/26/2021	(6,224)
Goldman Sachs Bank USA	USD	1,752	EUR	1,431	03/17/2021	(937)
HSBC Bank USA	DKK	7,960	USD	1,295	01/15/2021	(11,838)
Natwest Markets PLC	CHF	1,419	USD	1,607	01/29/2021	2,997
Natwest Markets PLC	HKD	5,624	USD	726	02/24/2021	(37)
Natwest Markets PLC	JPY	261,791	USD	2,527	02/26/2021	(9,596)
Natwest Markets PLC	USD	1,043	JPY	108,719	02/26/2021	10,886
Societe Generale	HKD	37,139	USD	4,791	02/24/2021	(335)
State Street Bank & Trust Co.	USD	2,660	AUD	3,667	01/12/2021	167,468
State Street Bank & Trust Co.	CHF	1,550	USD	1,706	01/29/2021	(46,429)
State Street Bank & Trust Co.	HKD	6,589	USD	850	02/24/2021	(67)
State Street Bank & Trust Co.	USD	449	HKD	3,483	02/24/2021	25

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	1,373	USD	1,680	03/17/2021	$(240)
State Street Bank & Trust Co.	USD	1,071	EUR	878	03/17/2021	3,775
State Street Bank & Trust Co.	USD	1,970	EUR	1,604	03/17/2021	(6,980)
UBS AG	CHF	3,805	USD	4,291	01/29/2021	(9,718)
UBS AG	EUR	936	USD	1,143	03/17/2021	(1,942)

						$525,425

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate market value of these securities amounted to $23,793,175 or 7.4% of net assets.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations: AUD – Australian Dollar CHF – Swiss Franc CNY – Chinese Yuan Renminbi DKK – Danish Krone EUR – Euro HKD – Hong Kong Dollar JPY – Japanese Yen USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $242,725,348)	$307,467,374	(a)
Affiliated issuers (cost $23,501,032—including investment of cash collateral for securities loaned of $8,002,386)	23,501,032
Foreign currencies, at value (cost $92,119)	92,027
Receivable for capital stock sold	2,816,792
Unrealized appreciation on forward currency exchange contracts	705,063
Unaffiliated dividends receivable	79,558
Receivable for investment securities sold and foreign currency transactions	1,104
Affiliated dividends receivable	392

Total assets	334,663,342

Liabilities
Payable for collateral received on securities loaned	8,002,386
Payable for investment securities purchased and foreign currency transactions	3,362,388
Advisory fee payable	184,950
Unrealized depreciation on forward currency exchange contracts	179,638
Payable for capital stock redeemed	125,998
Administrative fee payable	17,385
Distribution fee payable	2,494
Accrued expenses	53,611

Total liabilities	11,928,850

Net Assets	$322,734,492

Composition of Net Assets
Capital stock, at par	$2,245
Additional paid-in capital	256,288,062
Distributable earnings	66,444,185

	$322,734,492

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$6,143,109	430,289	$14.28	*

C	$1,626,005	117,833	$13.80

Advisor	$314,965,378	21,903,376	$14.38

(a)	Includes securities on loan with a value of $7,946,200 (see Note E).

*	The maximum offering price per share for Class A shares was $14.91 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 17

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $114,937)	$884,096
Affiliated issuers	3,045
Securities lending income	4,258	$891,399

Expenses
Advisory fee (see Note B)	843,335
Distribution fee—Class A	4,086
Distribution fee—Class C	3,850
Transfer agency—Class A	333
Transfer agency—Class C	113
Transfer agency—Advisor Class	23,292
Custody and accounting	56,140
Administrative	37,135
Registration fees	26,801
Audit and tax	20,922
Legal	15,529
Directors’ fees	10,430
Printing	8,056
Miscellaneous	7,632

Total expenses	1,057,654
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(43,051)

Net expenses		1,014,603

Net investment loss		(123,204)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		4,232,603
Forward currency exchange contracts		(124,274)
Foreign currency transactions		(169,524)
Net change in unrealized appreciation/depreciation of:
Investments		45,375,647
Forward currency exchange contracts		699,461
Foreign currency denominated assets and liabilities		(2,686)

Net gain on investment and foreign currency transactions		50,011,227

Net Increase in Net Assets from Operations		$49,888,023

See notes to financial statements.

18 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2020 (unaudited)		Year Ended June 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(123,204)		$360,924
Net realized gain on investment transactions and foreign currency	3,938,805		3,157,769
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	46,072,422		10,875,632
Contributions from Affiliates (see Note B)	– 0	–	17,872

Net increase in net assets from operations	49,888,023		14,412,197
Distributions to Shareholders
Class A	(89,972)		(7,218)
Class C	(23,763)		(3,676)
Advisor Class	(4,224,338)		(925,445)
Capital Stock Transactions
Net increase	114,764,883		81,101,111

Total increase	160,314,833		94,576,969
Net Assets
Beginning of period	162,419,659		67,842,690

End of period	$322,734,492		$162,419,659

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

20 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

22 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2020:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Industrials	$	– 0	–	$66,581,332		$	– 0	–	$66,581,332
Information Technology		– 0	–	64,439,584			– 0	–	64,439,584
Consumer Discretionary		14,954,888		31,777,892			– 0	–	46,732,780
Consumer Staples		– 0	–	39,458,920			– 0	–	39,458,920
Health Care		8,738,500		24,236,352			0	(a)	32,974,852
Financials		– 0	–	26,946,126			– 0	–	26,946,126
Communication Services		– 0	–	18,945,925			– 0	–	18,945,925
Materials		– 0	–	11,387,855			– 0	–	11,387,855
Short-Term Investments		15,498,646		– 0	–		– 0	–	15,498,646
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		8,002,386		– 0	–		– 0	–	8,002,386

Total Investments in Securities		47,194,420		283,773,986	(b)		– 0	–	330,968,406
Other Financial Instruments(c):
Assets:
Forward Currency Exchange Contracts		– 0	–	705,063			– 0	–	705,063
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(179,638)			– 0	–	(179,638)

Total		$47,194,420		$284,299,411		$	– 0	–	$331,493,831

(a)	The Fund held securities with zero market value at period end.

(b)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

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NOTES TO FINANCIAL STATEMENTS (continued)

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily.

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Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Effective May 7, 2020, under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. Prior to May 7, 2020, the investment advisory agreement provided for the payment of an advisory fee at an annual rate of .85% of the Fund’s average daily net assets. For the period from March 2, 2020 until May 6, 2020, the Adviser waived a portion of the advisory fee in order to reduce the advisory fee rate from .85% to .75% of the Fund’s average daily net assets; such waiver amounted to $19,760. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and 0.90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. The Expense Caps may not be

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NOTES TO FINANCIAL STATEMENTS (continued)

terminated by the Adviser before October 31, 2021. For the six months ended December 31, 2020, the waivers/reimbursements amounted to $37,716. Prior to March 2, 2020, the Adviser had agreed to waive its fees and bear certain expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to the extent necessary to limit total operating expenses on an annual basis to 1.30%, 2.05%, and 1.05% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through February 13, 2018 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $264,793 and $160,748 for the years ended June 30, 2017 and June 30, 2018, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2020, the reimbursement for such services amounted to $37,135.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $12,655 for the six months ended December 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $17 from the sale of Class A shares and received $12 and $50 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting

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NOTES TO FINANCIAL STATEMENTS (continued)

in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2020, such waiver amounted to $5,056.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2020 is as follows:

Fund	Market Value 6/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,171	$82,348	$73,020	$15,499	$3
Government Money Market Portfolio*	5,623	34,173	31,794	8,002	1

Total				$23,501	$4

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended June 30, 2020, the Adviser reimbursed the Fund $17,872 for losses incurred due to a mispriced security.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

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NOTES TO FINANCIAL STATEMENTS (continued)

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,526 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2020 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$130,070,255		$27,537,952
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$69,850,938
Gross unrealized depreciation	(4,583,487)

Net unrealized appreciation	$65,267,451

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2020, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of

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NOTES TO FINANCIAL STATEMENTS (continued)

default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended December 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$705,063	Unrealized depreciation on forward currency exchange contracts	$179,638

Total		$705,063		$179,638

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(124,274)	$699,461

Total		$(124,274)	$699,461

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$55,596,935
Average principal amount of sale contracts	$50,474,504

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$97,719	$(1,737)		$	– 0	–	$	– 0	–	$95,982
Barclays Bank PLC	49,121	– 0	–		– 0	–		– 0	–	49,121
BNP Paribas SA	2,716	– 0	–		– 0	–		– 0	–	2,716
Citibank, NA	49,123	(49,123)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	321,233	(35,776)			– 0	–		– 0	–	285,457
Natwest Markets PLC	13,883	(9,633)			– 0	–		– 0	–	4,250
State Street Bank & Trust Co.	171,268	(53,716)			– 0	–		– 0	–	117,552

Total	$705,063	$(149,985)		$	– 0	–	$	– 0	–	$555,078	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$1,737	$(1,737)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	54,943	(49,123)			– 0	–		– 0	–		5,820
Goldman Sachs Bank USA	35,776	(35,776)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	11,838	– 0	–		– 0	–		– 0	–		11,838
Natwest Markets PLC	9,633	(9,633)			– 0	–		– 0	–		– 0	–
Societe Generale	335	– 0	–		– 0	–		– 0	–		335
State Street Bank & Trust Co.	53,716	(53,716)			– 0	–		– 0	–		– 0	–
UBS AG	11,660	– 0	–		– 0	–		– 0	–		11,660

Total	$179,638	$(149,985)		$	– 0	–	$	– 0	–		$29,653	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or

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NOTES TO FINANCIAL STATEMENTS (continued)

other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2020 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$ 7,946,200	$8,002,386	$520,070	$3,696	$562	$279

*	As of December 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2020 (unaudited)		Year Ended June 30, 2020	Six Months Ended December 31, 2020 (unaudited)		Year Ended June 30, 2020

Class A
Shares sold	289,695		121,701	$3,795,170		$1,327,434

Shares issued in reinvestment of dividends and distributions	6,363		592	87,175		6,989

Shares converted from Class C	– 0	–	4,142	– 0	–	39,395

Shares redeemed	(14,048)		(23,342)	(184,747)		(252,896)

Net increase	282,010		103,093	$3,697,598		$1,120,922

Class C
Shares sold	84,588		22,270	$1,105,508		$252,479

Shares issued in reinvestment of dividends and distributions	1,665		291	22,060		3,334

Shares converted to Class A	– 0	–	(4,259)	– 0	–	(39,395)

Shares redeemed	(6,042)		(7,655)	(80,244)		(77,216)

Net increase	80,211		10,647	$1,047,324		$139,202

Advisor Class
Shares sold	9,231,625		12,416,655	$123,033,688		$133,075,273

Shares issued in reinvestment of dividends and distributions	229,056		32,453	3,160,973		384,242

Shares redeemed	(1,225,736)		(4,841,526)	(16,174,700)		(53,618,528)

Net increase	8,234,945		7,607,582	$110,019,961		$79,840,987

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s growth approach, may underperform the market generally.

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Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other

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NOTES TO FINANCIAL STATEMENTS (continued)

reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$120,160	$2,258,527
Net long-term capital gains	816,179	613,729

Total taxable distributions paid	$936,339	$2,872,256

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$159,418
Undistributed capital gains	1,554,767	(a)
Unrealized appreciation/(depreciation)	19,180,050	(b)

Total accumulated earnings/(deficit)	$20,894,235

(a)	During the fiscal year, the Fund utilized $942,467 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2020, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.66	$ 11.02	$ 11.54	$ 10.50	$ 8.46	$ 9.77

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	.01	.02	.08	.05	.03

Net realized and unrealized gain (loss) on investment transactions and foreign currency	2.85	.74	.15	1.32	2.04	(1.34)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.83	.75	.17	1.40	2.09	(1.31)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.00	)(c)	(.08)	(.05)	(.00	)(c)

Distributions from net realized gain on investment transactions	(.21)	(.11)	(.69)	(.28)	– 0	–	(.00	)(c)

Total dividends and distributions	(.21)	(.11)	(.69)	(.36)	(.05)	– 0	–

Net asset value, end of period	$ 14.28	$ 11.66	$ 11.02	$ 11.54	$ 10.50	$ 8.46

Total Return

Total investment return based on net asset value(d)(e)	24.39%	6.75%	2.72%	13.43%	24.83%	(13.39)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,143	$1,729	$498	$286	$11	$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.15	%^	1.22%	1.29%	1.29%	1.29%	1.30%

Expenses, before waivers/reimbursements(f)‡	1.18	%^	1.47%	1.85%	2.08%	8.96%	17.79%

Net investment income (loss)(b)	(.25	)%^	.12%	.23%	.67%	.54%	.34%

Portfolio turnover rate	13%	30%	34%	34%	66%	42%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.32	$ 10.78	$ 11.38	$ 10.39	$ 8.39	$ 9.75

Income From Investment Operations

Net investment income (loss)(a)(b)	(.07)	(.08)	(.02)	.00	(c)	(.02)	(.04)

Net realized and unrealized gain (loss) on investment transactions and foreign currency	2.76	.73	.11	1.30	2.02	(1.32)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.69	.65	.09	1.30	2.00	(1.36)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.03)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.21)	(.11)	(.69)	(.28)	– 0	–	(.00	)(c)

Total dividends and distributions	(.21)	(.11)	(.69)	(.31)	– 0	–	– 0	–

Net asset value, end of period	$ 13.80	$ 11.32	$ 10.78	$ 11.38	$ 10.39	$ 8.39

Total Return

Total investment return based on net asset value(d)(e)	23.88%	5.97%	2.00%	12.57%	23.84%	(13.93)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,626	$426	$291	$172	$28	$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.90	%^	1.99%	2.04%	2.04%	2.04%	2.05%

Expenses, before waivers/reimbursements(f)‡	1.94	%^	2.27%	2.59%	2.89%	9.39%	18.58%

Net investment income (loss)(b)	(1.08	)%^	(.79)%	(.17)%	.02%	(.20)%	(.43)%

Portfolio turnover rate	13%	30%	34%	34%	66%	42%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.73	$ 11.06	$ 11.57	$ 10.51	$ 8.47	$ 9.77

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.04	.06	.06	.20	.05

Net realized and unrealized gain (loss) on investment transactions and foreign currency	2.87	.75	.13	1.37	1.91	(1.33)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.86	.79	.19	1.43	2.11	(1.28)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.01)	(.01)	(.09)	(.07)	(.02)

Distributions from net realized gain on investment transactions	(.21)	(.11)	(.69)	(.28)	– 0	–	(.00	)(c)

Total dividends and distributions	(.21)	(.12)	(.70)	(.37)	(.07)	(.02)

Net asset value, end of period	$ 14.38	$ 11.73	$ 11.06	$ 11.57	$ 10.51	$ 8.47

Total Return

Total investment return based on net asset value(d)(e)	24.49%	7.11%	3.01%	13.61%	25.12%	(13.13)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$314,965	$160,265	$67,054	$45,424	$32,602	$1,678

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.90	%^	.98%	1.04%	1.04%	1.04%	1.05%

Expenses, before waivers/reimbursements(f)‡	.93	%^	1.23%	1.59%	1.80%	3.75%	17.53%

Net investment income (loss)(b)	(.10	)%^	.37%	.54%	.53%	2.04%	.58%

Portfolio turnover rate	13%	30%	34%	34%	66%	42%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.01%	.01%	.01%	.01%	.00%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2020 by .01%.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2020, June 30, 2019, June 30, 2018 and June 30, 2017, such waiver amounted to .01%, .01%, .01% and .01%, respectively.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Debasashi (Dev) Chakrabarti(2), Vice President Mark Phelps(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Concentrated International Growth Investment Team. Messrs. Phelps and Chakrabarti are the persons with the most significant responsibility for day-to-day management of the Fund’s portfolio.

*

Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser as proposed to be amended to effect a fee reduction (as so amended, the “Advisory Agreement”) in respect of AB Concentrated International Growth Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing the advisory fee for business reasons,

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and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The direc-

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tors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2018. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2019 was not unreasonable. The directors noted that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provide (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are

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included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual advisory fee rate (reflecting a 10 basis point advisory fee waiver the Adviser implemented on March 2, 2020, which the Adviser proposed be reflected in the Advisory Agreement as a fee reduction) with a peer group median and took into account the impact on the pro forma advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory

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fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser implemented a 10 basis point advisory fee waiver effective March 2, 2020, which the Adviser proposed be reflected in the Advisory Agreement as a fee reduction. The information reviewed by the directors included a pro forma expense ratio to that gave effect to the reduction for the entire fiscal year. The directors considered the Adviser’s expense cap for the Fund which the Adviser lowered by 15 basis points effective March 2, 2020. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund, while reflecting a reduction in the advisory fee rate, does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or

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indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

50 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 51

NOTES

52 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIG-0152-1220

DEC    12.31.20

SEMI-ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Core Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 12, 2021

This report provides management’s discussion of fund performance for AB Global Core Equity Portfolio for the semi-annual reporting period ended December 31, 2020.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	6 Months	12 Months

AB GLOBAL CORE EQUITY PORTFOLIO

Class A Shares	20.09%	10.14%

Class C Shares	19.59%	9.28%

Advisor Class Shares[1]	20.22%	10.36%

MSCI ACWI (net)	24.01%	16.25%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended December 31, 2020.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the six-month period, overall stock selection detracted from performance, relative to the benchmark. Selection within the consumer-discretionary and technology sectors detracted most, while selection within communication services and real estate contributed. Sector selection was positive; underweights to consumer staples and energy contributed, while an overweight to health care and an underweight to consumer discretionary detracted. Country positioning (a result of bottom-up security analysis combined with fundamental research) detracted from performance; an overweight to South Africa detracted most, while an overweight to South Korea contributed.

For the 12-month period, overall stock selection detracted, led by selection within consumer discretionary and technology, while selection

2 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

within communication services and financials contributed. Sector selection was positive, as underweights to utilities and real estate helped offset losses from overweights to financials and health care. Overall country positioning was positive; an overweight to South Korea contributed, while an overweight to Singapore detracted.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities recorded positive returns for the 12-month period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the 12-month period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

The Fund’s Senior Investment Management Team continues to invest in firms that are attractively valued in a core portfolio setup, and to minimize unintended factor risks.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-US companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the general stock market. The Adviser seeks companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser considers include strong business fundamentals, capable management, prudent corporate governance,

(continued on next page)

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 3

a strong balance sheet, strong earnings power, high earnings quality, low downside risk and substantial upside potential. In managing the Fund, the Adviser does not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-US companies frequently include companies located in emerging markets, and at times emerging-market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

4 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or financial-services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund,

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	10.14%	5.46%

5 Years	12.36%	11.38%

Since Inception[1]	9.47%	8.70%

CLASS C SHARES

1 Year	9.28%	8.28%

5 Years	11.51%	11.51%

Since Inception[1]	8.63%	8.63%

ADVISOR CLASS SHARES[2]

1 Year	10.36%	10.36%

5 Years	12.62%	12.62%

Since Inception[1]	9.72%	9.72%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	5.46%

5 Years	11.38%

Since Inception[1]	8.70%

CLASS C SHARES

1 Year	8.28%

5 Years	11.51%

Since Inception[1]	8.63%

ADVISOR CLASS SHARES[2]

1 Year	10.36%

5 Years	12.62%

Since Inception[1]	9.72%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.84% and 0.84% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 11/12/2014.

2

Please note that this share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,200.90	$5.88	1.06%
Hypothetical**	$1,000	$1,019.86	$5.40	1.06%

8 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,195.90	$10.02	1.81%
Hypothetical**	$1,000	$1,016.08	$9.20	1.81%
Advisor Class
Actual	$1,000	$1,202.20	$4.50	0.81%
Hypothetical**	$1,000	$1,021.12	$4.13	0.81%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 9

PORTFOLIO SUMMARY

December 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,861.2

1

All data are as of December 31, 2020. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. “Other” country weightings represent 0.9% or less in the following: Belgium, Macau, Russia and Spain.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

December 31, 2020 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$82,135,480	4.4%

Alphabet, Inc. – Class C	78,995,773	4.3

Anthem, Inc.	74,909,655	4.0

Samsung Electronics Co., Ltd.	73,793,154	4.0

Julius Baer Group Ltd.	60,952,135	3.3

Cognizant Technology Solutions Corp. – Class A	59,324,343	3.2

Naspers Ltd. – Class N	59,074,634	3.2

SAP SE	58,185,667	3.1

Otis Worldwide Corp.	54,763,798	2.9

Facebook, Inc. – Class A	54,704,661	2.9

	$656,839,300	35.3%

1	Long-term investments.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

December 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Information Technology – 22.8%
Electronic Equipment, Instruments & Components – 0.8%
IPG Photonics Corp.(a)	70,578	$15,794,651

IT Services – 6.8%
Automatic Data Processing, Inc.	189,925	33,464,785
Cognizant Technology Solutions Corp. – Class A	723,909	59,324,343
Visa, Inc. – Class A	153,819	33,644,830

		126,433,958

Semiconductors & Semiconductor Equipment – 0.9%
Applied Materials, Inc.	200,221	17,279,072

Software – 10.3%
Microsoft Corp.	369,281	82,135,480
SAP SE	449,245	58,185,667
Trend Micro, Inc./Japan(a)	493,500	28,412,347
VMware, Inc. – Class A(a)(b)	164,403	23,059,165

		191,792,659

Technology Hardware, Storage & Peripherals – 4.0%
Samsung Electronics Co., Ltd.	988,184	73,793,154

		425,093,494

Financials – 16.2%
Banks – 5.5%
ABN AMRO Bank NV (GDR)(a)(c)	1,162,530	11,391,509
DBS Group Holdings Ltd.	765,000	14,497,309
Jyske Bank A/S(a)	626,253	23,913,110
Wells Fargo & Co.	1,768,951	53,386,941

		103,188,869

Capital Markets – 9.2%
BlackRock, Inc. – Class A	34,768	25,086,503
CME Group, Inc. – Class A	95,238	17,338,078
Goldman Sachs Group, Inc. (The)	90,884	23,967,020
Julius Baer Group Ltd.	1,057,985	60,952,135
Moody’s Corp.	84,994	24,668,658
Singapore Exchange Ltd.	2,614,300	18,362,834

		170,375,228

Diversified Financial Services – 0.9%
Groupe Bruxelles Lambert SA	163,649	16,494,848

12 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 0.6%
PICC Property & Casualty Co., Ltd. – Class H	15,926,000	$12,048,271

		302,107,216

Health Care – 14.9%
Health Care Equipment & Supplies – 5.3%
Koninklijke Philips NV(a)	971,021	52,306,518
Medtronic PLC	401,482	47,029,601

		99,336,119

Health Care Providers & Services – 5.3%
Anthem, Inc.	233,298	74,909,655
Henry Schein, Inc.(a)	347,199	23,213,725

		98,123,380

Pharmaceuticals – 4.3%
Roche Holding AG	127,582	44,436,628
Sanofi	370,460	35,906,099

		80,342,727

		277,802,226

Consumer Discretionary – 14.7%
Diversified Consumer Services – 2.1%
Service Corp. International/US	812,569	39,897,138

Hotels, Restaurants & Leisure – 2.5%
Compass Group PLC	1,059,182	19,755,181
Galaxy Entertainment Group Ltd.	1,719,000	13,381,627
Starbucks Corp.	117,054	12,522,437

		45,659,245

Internet & Direct Marketing Retail – 9.5%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	122,209	28,441,701
Amazon.com, Inc.(a)	16,011	52,146,706
Just Eat Takeaway.com NV(a)(c)	89,555	10,097,592
Naspers Ltd. – Class N	288,486	59,074,634
Prosus NV(a)	247,911	26,769,106

		176,529,739

Textiles, Apparel & Luxury Goods – 0.6%
adidas AG(a)	32,016	11,647,579

		273,733,701

Industrials – 10.5%
Building Products – 2.9%
Otis Worldwide Corp.	810,715	54,763,798

Commercial Services & Supplies – 2.6%
Secom Co., Ltd.	515,100	47,518,865

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.8%
3M Co.	191,989	$33,557,757

Machinery – 2.5%
Dover Corp.	173,446	21,897,557
Volvo AB – Class B(a)	1,038,205	24,577,536

		46,475,093

Professional Services – 0.7%
RELX PLC	563,737	13,775,816

		196,091,329

Communication Services – 10.2%
Diversified Telecommunication Services – 1.6%
Comcast Corp. – Class A	560,593	29,375,073

Entertainment – 1.4%
Electronic Arts, Inc.	111,501	16,011,544
Nintendo Co., Ltd.	16,500	10,592,033

		26,603,577

Interactive Media & Services – 7.2%
Alphabet, Inc. – Class C(a)	45,092	78,995,773
Facebook, Inc. – Class A(a)	200,266	54,704,661

		133,700,434

		189,679,084

Consumer Staples – 4.5%
Beverages – 2.8%
Asahi Group Holdings Ltd.	761,835	31,374,058
Coca-Cola Co. (The)	367,304	20,142,951

		51,517,009

Food Products – 1.7%
Danone SA	482,085	31,724,162

		83,241,171

Materials – 2.8%
Chemicals – 2.8%
International Flavors & Fragrances, Inc.(b)	469,796	51,132,597

Real Estate – 1.3%
Real Estate Management & Development – 1.3%
CBRE Group, Inc. – Class A(a)	394,955	24,771,578

Energy – 0.9%
Oil, Gas & Consumable Fuels – 0.9%
LUKOIL PJSC (Sponsored ADR)	232,650	15,903,954

14 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Utilities – 0.6%
Electric Utilities – 0.6%
Iberdrola SA		768,100		$11,037,824

Total Common Stocks (cost $1,498,564,069)				1,850,594,174

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(d)(e)(f) (cost $7,971,677)		7,971,677		7,971,677

		Principal Amount (000)
Time Deposits – 0.3%
BBH, Grand Cayman (2.94)%, 01/04/2021	CHF	163		183,902
(2.05)%, 01/04/2021	DKK	893		146,504
(1.69)%, 01/04/2021	AUD	0	*	2
0.01%, 01/04/2021	CAD	0	*	1
0.01%, 01/04/2021	SGD	477		360,782
7.70%, 01/04/2021	ZAR	2,612		177,781
Citibank, London (0.72)%, 01/04/2021	EUR	788		963,220
0.01%, 01/04/2021	GBP	135		184,033
Citibank, New York 0.01%, 01/04/2021	USD	1,843		1,843,286
Hong Kong & Shanghai Bank, Hong Kong 0.00%, 01/04/2021	HKD	1,353		174,582
SEB, Stockholm (4.52)%, 01/04/2021	SEK	1,484		180,327
Sumitomo, Tokyo (0.31)%, 01/04/2021	JPY	36,827		356,660

Total Time Deposits (cost $4,571,080)				4,571,080

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $1,511,106,826)				1,863,136,931

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 4.0%
Investment Companies – 4.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(d)(e)(f) (cost $73,886,371)	73,886,371	$73,886,371

Total Investments – 104.1% (cost $1,584,993,197)		1,937,023,302
Other assets less liabilities – (4.1)%		(75,827,133)

Net Assets – 100.0%		$1,861,196,169

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate market value of these securities amounted to $21,489,101 or 1.2% of net assets.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

SGD – Singapore Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

PJSC – Public Joint Stock Company

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

December 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,503,135,149)	$1,855,165,254	(a)
Affiliated issuers (cost $81,858,048—including investment of cash collateral for securities loaned of $73,886,371)	81,858,048
Foreign currencies, at value (cost $162)	152
Receivable for capital stock sold	10,344,595
Unaffiliated dividends receivable	3,600,433
Affiliated dividends receivable	1,826
Receivable for investment securities sold and foreign currency transactions	328

Total assets	1,950,970,636

Liabilities
Due to Custodian	31
Payable for collateral received on securities loaned	73,886,371
Payable for investment securities purchased and foreign currency transactions	13,820,852
Advisory fee payable	1,138,811
Payable for capital stock redeemed	777,481
Transfer Agent fee payable	18,799
Administrative fee payable	14,229
Distribution fee payable	5,142
Directors’ fee payable	135
Accrued expenses and other liabilities	112,616

Total liabilities	89,774,467

Net Assets	$1,861,196,169

Composition of Net Assets
Capital stock, at par	$12,122
Additional paid-in capital	1,520,680,960
Distributable earnings	340,503,087

	$1,861,196,169

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$20,563,594	1,342,480	$15.32	*

C	$966,502	64,075	$15.08

Advisor	$1,839,666,073	119,813,720	$15.35

(a)	Includes securities on loan with a value of $71,656,188 (see Note E).

*	The maximum offering price per share for Class A shares was $16.00 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $729,879)	$12,871,776
Affiliated issuers	1,995
Securities lending income	244,335	$13,118,106

Expenses
Advisory fee (see Note B)	5,869,971
Transfer agency—Class A	1,286
Transfer agency—Class C	81
Transfer agency—Advisor Class	104,020
Distribution fee—Class A	23,732
Distribution fee—Class C	4,804
Custody and accounting	135,192
Registration fees	71,708
Administrative	38,243
Audit and tax	29,947
Printing	20,651
Directors’ fees	20,250
Legal	19,236
Miscellaneous	23,873

Total expenses	6,362,994
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(10,742)

Net expenses		6,352,252

Net investment income		6,765,854

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		47,382,486
Foreign currency transactions		31,946
Net change in unrealized appreciation/depreciation on:
Investments		231,413,971
Foreign currency denominated assets and liabilities		81,623

Net gain on investment and foreign currency transactions		278,910,026

Net Increase in Net Assets from Operations		$285,675,880

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2020 (unaudited)		Year Ended June 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,765,854		$11,497,278
Net realized gain (loss) on investment and foreign currency transactions	47,414,432		(50,048,623)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	231,495,594		34,064,828
Contributions from Affiliates (see Note B)	– 0	–	158

Net increase (decrease) in net assets from operations	285,675,880		(4,486,359)
Distributions to Shareholders
Class A	(115,326)		(508,231)
Class C	– 0	–	(16,441)
Advisor Class	(13,822,504)		(32,759,004)
Capital Stock Transactions
Net increase	356,212,370		465,443,816

Total increase	627,950,420		427,673,781
Net Assets
Beginning of period	1,233,245,749		805,571,968

End of period	$1,861,196,169		$1,233,245,749

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets

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NOTES TO FINANCIAL STATEMENTS (continued)

close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based

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NOTES TO FINANCIAL STATEMENTS (continued)

on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2020:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$264,702,326		$160,391,168		$	– 0	–	$425,093,494
Financials	144,447,200		157,660,016			– 0	–	302,107,216
Health Care	145,152,981		132,649,245			– 0	–	277,802,226
Consumer Discretionary	133,007,982		140,725,719			– 0	–	273,733,701
Industrials	110,219,112		85,872,217			– 0	–	196,091,329
Communication Services	179,087,051		10,592,033			– 0	–	189,679,084
Consumer Staples	20,142,951		63,098,220			– 0	–	83,241,171
Materials	51,132,597		– 0	–		– 0	–	51,132,597
Real Estate	24,771,578		– 0	–		– 0	–	24,771,578
Energy	15,903,954		– 0	–		– 0	–	15,903,954
Utilities	– 0	–	11,037,824			– 0	–	11,037,824
Short-Term Investments:
Investment Companies	7,971,677		– 0	–		– 0	–	7,971,677
Time Deposits	– 0	–	4,571,080			– 0	–	4,571,080
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	73,886,371		– 0	–		– 0	–	73,886,371

Total Investments in Securities	1,170,425,780		766,597,522	†		– 0	–	1,937,023,302
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$1,170,425,780		$766,597,522		$	– 0	–	$1,937,023,302

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars

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NOTES TO FINANCIAL STATEMENTS (continued)

at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion of the Fund’s average daily net assets, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess of $5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. For the six months ended December 31, 2020, there was no such reimbursement. The expense caps may not be terminated by the Adviser before October 31, 2021.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2020, the reimbursement for such services amounted to $38,243.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

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NOTES TO FINANCIAL STATEMENTS (continued)

networking services. Such compensation retained by ABIS amounted to $67,858 for the six months ended December 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $88 from the sale of Class A shares and received $2 and $1,279 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2020, such waiver amounted to $2,509.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2020 is as follows:

Fund	Market Value 6/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$16,581	$165,242	$173,851	$7,972	$2
Government Money Market Portfolio*	48,008	157,598	131,720	73,886	18

Total				$81,858	$20

*	Investment of cash collateral for securities lending transactions (see Note E).

During the year ended June 30, 2020, the Adviser reimbursed the Fund $158 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings,

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NOTES TO FINANCIAL STATEMENTS (continued)

Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2020, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$764,920,566		$416,485,182
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$364,250,325
Gross unrealized depreciation	(12,220,220)

Net unrealized appreciation	$352,030,105

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended December 31, 2020.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized

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NOTES TO FINANCIAL STATEMENTS (continued)

continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2020 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$71,656,188	$73,886,371	$	– 0	–	$226,461	$17,874	$8,233

*	As of December 31, 2020.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2020 (unaudited)		Year Ended June 30, 2020	Six Months Ended December 31, 2020 (unaudited)		Year Ended June 30, 2020

Class A
Shares sold	50,505		320,910	$715,791		$4,205,517

Shares issued in reinvestment of dividends and distributions	7,634		36,958	114,655		506,320

Shares converted from Class C	4		6	49		63

Shares redeemed	(48,581)		(215,989)	(715,846)		(2,782,909)

Net increase	9,562		141,885	$114,649		$1,928,991

Class C
Shares sold	5,269		39,706	$73,311		$527,043

Shares issued in reinvestment of dividends and distributions	– 0	–	1,071	– 0	–	14,482

Shares converted to Class A	(4)		(6)	(49)		(63)

Shares redeemed	(12,919)		(11,244)	(182,307)		(136,210)

Net increase (decrease)	(7,654)		29,527	$(109,045)		$405,252

Advisor Class
Shares sold	32,447,533		49,123,853	$454,005,107		$635,710,293

Shares issued in reinvestment of dividends and distributions	822,391		2,276,159	12,385,215		31,251,667

Shares redeemed	(7,865,352)		(16,112,612)	(110,183,556)		(203,852,387)

Net increase	25,404,572		35,287,400	$356,206,766		$463,109,573

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or

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NOTES TO FINANCIAL STATEMENTS (continued)

supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2021 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$22,774,797	$8,004,769
Long-term capital gains	10,508,879	6,423,656

Total taxable distributions paid	$33,283,676	$14,428,425

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,085,736
Accumulated capital and other losses	(34,123,360	)(a)
Unrealized appreciation/(depreciation)	97,802,662	(b)

Total accumulated earnings/(deficit)	$68,765,038

(a)	As of June 30, 2020, the Fund had a net capital loss carryforward of $34,123,360.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of passive foreign investment companies (PFICs) and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2020, the Fund had a net short-term capital loss carryforward of $24,774,047 and a net long-term capital loss carryforward of $9,349,313, which may be carried forward for an indefinite period.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.83	$ 13.31	$ 12.42	$ 11.72	$ 9.70	$ 10.15

Income From Investment Operations

Net investment income(a)(b)	.04	.12	.17	.16	.16	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.54	(.16)	1.02	1.09	1.94	(.51)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.58	(.04)	1.19	1.25	2.10	(.35)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.13)	(.12)	(.13)	(.08)	(.07)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.31)	(.18)	(.42)	– 0	–	(.03)

Total dividends and distributions	(.09)	(.44)	(.30)	(.55)	(.08)	(.10)

Net asset value, end of period	$ 15.32	$ 12.83	$ 13.31	$ 12.42	$ 11.72	$ 9.70

Total Return

Total investment return based on net asset value(d)	20.09%	(.48)%	9.95%	10.72%	21.81%	(3.40)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,564	$17,101	$15,851	$12,925	$5,911	$939

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.06	%(e)	1.08%	1.13%	1.15%	1.15%	1.15%

Expenses, before waivers/reimbursements	1.06	%(e)	1.08%	1.13%	1.15%	1.22%	1.38%

Net investment income(b)	.61	%(e)	.89%	1.33%	1.31%	1.43%	1.64%

Portfolio turnover rate	27%	52%	47%	45%	51%	51%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.61	$ 13.10	$ 12.29	$ 11.63	$ 9.67	$ 10.11

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.02	.09	.06	.05	.06

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48	(.15)	.99	1.08	1.96	(.47)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.47	(.13)	1.08	1.14	2.01	(.41)

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.05)	(.09)	(.06)	(.05)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.31)	(.18)	(.42)	– 0	–	(.03)

Total dividends and distributions	– 0	–	(.36)	(.27)	(.48)	(.05)	(.03)

Net asset value, end of period	$ 15.08	$ 12.61	$ 13.10	$ 12.29	$ 11.63	$ 9.67

Total Return

Total investment return based on net asset value(d)	19.59%	(1.17)%	9.12%	9.87%	20.80%	(4.09)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$966	$905	$553	$150	$70	$16

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.81	%(e)	1.84%	1.90%	1.90%	1.90%	1.90%

Expenses, before waivers/reimbursements	1.81	%(e)	1.84%	1.90%	1.92%	2.06%	2.09%

Net investment income (loss)(b)	(.15	)%(e)	.15%	.69%	.49%	.49%	.61%

Portfolio turnover rate	27%	52%	47%	45%	51%	51%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.87	$ 13.35	$ 12.46	$ 11.75	$ 9.72	$ 10.16

Income From Investment Operations

Net investment income(a)(b)	.06	.15	.20	.18	.16	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.54	(.15)	1.02	1.10	1.97	(.48)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.60	.00	(c)	1.22	1.28	2.13	(.33)

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.17)	(.15)	(.15)	(.10)	(.08)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.31)	(.18)	(.42)	– 0	–	(.03)

Total dividends and distributions	(.12)	(.48)	(.33)	(.57)	(.10)	(.11)

Net asset value, end of period	$ 15.35	$ 12.87	$ 13.35	$ 12.46	$ 11.75	$ 9.72

Total Return

Total investment return based on net asset value(d)	20.22%	(.25)%	10.21%	11.02%	22.09%	(3.17)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,839,666	$1,215,240	$789,168	$465,263	$310,829	$156,608

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.81	%(e)	.84%	.90%	.90%	.90%	.90%

Expenses, before waivers/reimbursements	.81	%(e)	.84%	.90%	.90%	.97%	1.08%

Net investment income(b)	.87	%(e)	1.17%	1.61%	1.42%	1.52%	1.59%

Portfolio turnover rate	27%	52%	47%	45%	51%	51%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 37

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

David Dalgas(2), Vice President Klaus Ingemann(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*

Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Core Equity Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 41

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 29, 2020 (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the

42 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

Adviser’s Form ADV in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 43

Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

44 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 45

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 51

NOTES

52 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GCE-0152-1220

DEC    12.31.20

SEMI-ANNUAL REPORT

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Strategic Core Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 17, 2021

This report provides management’s discussion of fund performance for AB International Strategic Core Portfolio for the semi-annual reporting period ended December 31, 2020.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

Class A Shares	15.91%	5.33%

Class C Shares	15.43%	4.51%

Advisor Class Shares[1]	16.12%	5.65%

Class Z Shares[1]	16.03%	5.57%

MSCI EAFE Index (net)	21.61%	7.82%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended December 31, 2020.

For both periods, all share classes of the Fund underperformed the benchmark, before sales charges. During the six-month period, overall stock selection detracted, relative to the benchmark, mainly due to selection within the industrials and health-care sectors, while selection within utilities and financials contributed. Underweights to materials and consumer discretionary detracted, while an underweight to health care and an overweight to technology contributed. Country allocation (a result of bottom-up security analysis combined with fundamental research) detracted, particularly an underweight to Japan; an overweight to South Korea contributed.

For the 12-month period, overall stock selection was positive. Selection within financials and utilities contributed, while selection in communication services and consumer discretionary detracted. Underweights to

2 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

materials and consumer discretionary detracted, while an underweight to energy and an overweight to technology contributed. Country selection detracted from performance, led by an underweight to Japan; an underweight to France contributed.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which added to absolute performance for both periods, and futures for investment purposes, which added to performance for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

International equities recorded positive returns for the 12-month period ended December 31, 2020, erasing losses from lows reached in late March when the COVID-19 pandemic triggered a sharp decline. During the early stages of the recovery, global economies rebounded from record GDP contractions, supported by extensive monetary and fiscal stimulus, expedited vaccine development, and improving economic data. Favorable news about the efficacy of coronavirus vaccination candidates helped offset market volatility prompted by an inability to control the spread of the virus in many countries, a potentially contested US presidential election and lack of additional US fiscal stimulus. At the end of the period—despite surging infection rates and the emergence of a seemingly more transmissible strain of the virus—optimism over the start of vaccine distribution, clarity following the US elections, and passage of both a US relief package and a post-Brexit trade deal fueled a broad-based rally. For the 12-month period, large-cap stocks, led by US technology companies, narrowly outperformed small-cap stocks, while growth stocks outperformed value stocks significantly in both the large- and small-cap categories.

The Fund’s Senior Investment Management Team continues to strive to build a macro-resilient portfolio and to invest in companies that it believes will succeed over time, regardless of how the pandemic unfolds or how geopolitical or macro risks rear their heads.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability, and attractive valuations. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser considers

(continued on next page)

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 3

in this regard include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions. The Adviser seeks to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of non-US companies will generally include some companies located in emerging markets.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or financial-services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	5.33%	0.85%

5 Years	6.93%	6.01%

Since Inception[1]	6.05%	5.21%

CLASS C SHARES

1 Year	4.51%	3.51%

5 Years	6.12%	6.12%

Since Inception[1]	5.24%	5.24%

ADVISOR CLASS SHARES[2]

1 Year	5.65%	5.65%

5 Years	7.19%	7.19%

Since Inception[1]	6.30%	6.30%

CLASS Z SHARES[2]

1 Year	5.57%	5.57%

Since Inception[1]	7.18%	7.18%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.17%, 1.90%, 0.89% and 0.87% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.00%, 1.75%, 0.75% and 0.75% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2021. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.85%

5 Years	6.01%

Since Inception[1]	5.21%

CLASS C SHARES

1 Year	3.51%

5 Years	6.12%

Since Inception[1]	5.24%

ADVISOR CLASS SHARES[2]

1 Year	5.65%

5 Years	7.19%

Since Inception[1]	6.30%

CLASS Z SHARES[2]

1 Year	5.57%

Since Inception[1]	7.18%

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,159.10	$5.88	1.08%
Hypothetical**	$1,000	$1,019.76	$5.50	1.08%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,154.30	$9.99	1.84%
Hypothetical**	$1,000	$1,015.93	$9.35	1.84%
Advisor Class
Actual	$1,000	$1,161.20	$4.52	0.83%
Hypothetical**	$1,000	$1,021.02	$4.23	0.83%
Class Z
Actual	$1,000	$1,160.30	$4.57	0.84%
Hypothetical**	$1,000	$1,020.97	$4.28	0.84%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $591.0

1

All data are as of December 31, 2020. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.0% or less in the following: Belgium, Finland, Hong Kong, Norway, Portugal, South Korea, Sweden, Taiwan and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2020 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Roche Holding AG	$18,834,942	3.2%

Partners Group Holding AG	14,691,550	2.5

Constellation Software, Inc./Canada	14,677,472	2.5

RELX PLC	14,302,548	2.4

Oracle Corp. Japan	12,214,226	2.1

Enel SpA	12,111,598	2.0

Nippon Telegraph & Telephone Corp.	12,034,072	2.0

EDP – Energias de Portugal SA	11,882,619	2.0

Nestle SA (REG)	11,552,792	2.0

Bandai Namco Holdings, Inc.	11,379,341	1.9

	$133,681,160	22.6%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.4%
Information Technology – 16.3%
IT Services – 3.6%
Amadeus IT Group SA – Class A	98,104	$7,241,769
Capgemini SE	61,400	9,550,916
Otsuka Corp.	81,500	4,298,885

		21,091,570

Semiconductors & Semiconductor Equipment – 0.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	238,000	4,502,359

Software – 10.1%
Avast PLC(a)	1,001,400	7,353,052
Check Point Software Technologies Ltd.(b)	74,563	9,910,168
Constellation Software, Inc./Canada	11,303	14,677,472
Nice Ltd.(b)	30,818	8,718,953
Oracle Corp. Japan	93,700	12,214,226
SAP SE	52,009	6,736,143
Topicus.com, Inc.(b)(c)(d)	21,021	79,472

		59,689,486

Technology Hardware, Storage & Peripherals – 1.8%
Logitech International SA	33,990	3,300,259
Samsung Electronics Co., Ltd.	102,420	7,648,267

		10,948,526

		96,231,941

Financials – 16.1%
Banks – 7.1%
Bank Leumi Le-Israel BM	1,019,520	6,017,981
DBS Group Holdings Ltd.	482,900	9,151,308
Hang Seng Bank Ltd.	167,300	2,887,273
KBC Group NV(b)	111,320	7,790,303
Oversea-Chinese Banking Corp., Ltd.	707,380	5,390,584
Royal Bank of Canada	89,659	7,366,985
Westpac Banking Corp.	246,160	3,663,185

		42,267,619

Capital Markets – 4.2%
Euronext NV(a)	27,931	3,076,593
Partners Group Holding AG	12,503	14,691,550
Singapore Exchange Ltd.	1,003,300	7,047,176

		24,815,319

Insurance – 4.8%
Admiral Group PLC	146,910	5,809,094
Allianz SE (REG)	18,620	4,574,431
Sampo Oyj – Class A	182,740	7,812,784
Swiss Re AG	41,390	3,899,483

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Zurich Insurance Group AG	14,660	$6,178,036

		28,273,828

		95,356,766

Industrials – 11.9%
Aerospace & Defense – 0.7%
BAE Systems PLC	627,360	4,183,722

Air Freight & Logistics – 1.7%
Kuehne & Nagel International AG	27,370	6,210,762
SG Holdings Co., Ltd.	148,000	4,035,410

		10,246,172

Commercial Services & Supplies – 1.1%
Secom Co., Ltd.	70,500	6,503,747

Electrical Equipment – 1.1%
Schneider Electric SE (Paris)	44,200	6,388,112

Professional Services – 7.3%
Experian PLC	142,290	5,405,404
Intertek Group PLC	46,590	3,598,623
Intertrust NV(b)	171,020	2,899,901
Meitec Corp.	110,600	5,751,645
RELX PLC	584,555	14,302,548
Wolters Kluwer NV	131,314	11,078,588

		43,036,709

		70,358,462

Consumer Staples – 11.4%
Beverages – 0.5%
Diageo PLC	73,310	2,900,786

Food & Staples Retailing – 1.8%
Koninklijke Ahold Delhaize NV	384,370	10,843,591

Food Products – 4.5%
Calbee, Inc.	87,400	2,634,631
Morinaga & Co., Ltd./Japan	85,600	3,219,995
Nestle SA (REG)	97,730	11,552,792
Salmar ASA	150,700	8,829,621

		26,237,039

Personal Products – 0.9%
Unilever PLC	91,440	5,483,993

Tobacco – 3.7%
British American Tobacco PLC	128,771	4,782,151
Philip Morris International, Inc.	84,210	6,971,746
Swedish Match AB	128,750	10,019,426

		21,773,323

		67,238,732

14 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 9.4%
Hotels, Restaurants & Leisure – 3.0%
Aristocrat Leisure Ltd.	449,454	$10,791,830
Compass Group PLC	384,390	7,169,395

		17,961,225

Household Durables – 1.0%
Sony Corp.	60,100	6,056,162

Internet & Direct Marketing Retail – 0.8%
Moneysupermarket.com Group PLC	1,244,000	4,442,959

Leisure Products – 1.9%
Bandai Namco Holdings, Inc.	131,400	11,379,341

Specialty Retail – 1.4%
Hikari Tsushin, Inc.	23,800	5,584,291
Nitori Holdings Co., Ltd.	12,300	2,571,948

		8,156,239

Textiles, Apparel & Luxury Goods – 1.3%
adidas AG(b)	9,150	3,328,816
Pandora A/S	41,000	4,588,631

		7,917,447

		55,913,373

Health Care – 9.4%
Health Care Equipment & Supplies – 0.7%
ConvaTec Group PLC(a)	1,507,800	4,107,338

Health Care Providers & Services – 0.4%
Galenica AG(a)	35,140	2,333,662

Pharmaceuticals – 8.3%
Astellas Pharma, Inc.	399,100	6,179,568
GlaxoSmithKline PLC	381,800	6,986,162
Novo Nordisk A/S – Class B	122,810	8,567,124
Roche Holding AG	54,077	18,834,942
Sanofi	62,150	6,023,765
Santen Pharmaceutical Co., Ltd.	143,500	2,330,619

		48,922,180

		55,363,180

Communication Services – 9.0%
Diversified Telecommunication Services – 3.7%
HKT Trust & HKT Ltd. – Class SS	4,428,000	5,742,808
Nippon Telegraph & Telephone Corp.	469,000	12,034,072
TELUS Corp.	205,590	4,071,745

		21,848,625

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 0.9%
Ubisoft Entertainment SA(b)	56,630	$5,457,353

Interactive Media & Services – 2.9%
Auto Trader Group PLC	1,302,670	10,603,391
Kakaku.com, Inc.	231,900	6,347,881

		16,951,272

Media – 1.5%
Cogeco Communications, Inc.	48,358	3,717,742
Informa PLC(b)	689,510	5,155,719

		8,873,461

		53,130,711

Utilities – 5.1%
Electric Utilities – 4.0%
EDP – Energias de Portugal SA	1,893,190	11,882,619
Enel SpA	1,190,360	12,111,598

		23,994,217

Gas Utilities – 1.1%
Tokyo Gas Co., Ltd.	273,400	6,327,895

		30,322,112

Real Estate – 3.4%
Equity Real Estate Investment Trusts (REITs) – 2.4%
Merlin Properties Socimi SA	537,100	5,121,320
Nippon Building Fund, Inc.	1,197	6,942,241
Nippon Prologis REIT, Inc.	668	2,086,871

		14,150,432

Real Estate Management & Development – 1.0%
Vonovia SE	81,980	5,987,334

		20,137,766

Energy – 1.4%
Oil, Gas & Consumable Fuels – 1.4%
Royal Dutch Shell PLC – Class B	483,631	8,196,922

Materials – 1.0%
Chemicals – 1.0%
Akzo Nobel NV	54,030	5,799,288

Total Common Stocks (cost $471,724,744)		558,049,253

16 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.9%
Investment Companies – 4.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(e)(f)(g) (cost $28,574,552)	28,574,552	$28,574,552

Total Investments – 99.3% (cost $500,299,296)		586,623,805
Other assets less liabilities – 0.7%		4,381,711

Net Assets – 100.0%		$591,005,516

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE Futures	78	March 2021	$8,310,120	$108,035

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,347	AUD	3,100	01/12/2021	$43,031
Bank of America, NA	USD	6,155	SEK	54,251	01/15/2021	440,146
Bank of America, NA	ILS	4,112	USD	1,222	01/21/2021	(58,154)
Bank of America, NA	USD	4,358	GBP	3,258	01/21/2021	98,093
Bank of America, NA	USD	4,310	JPY	445,742	02/26/2021	9,449
Barclays Bank PLC	USD	823	ILS	2,706	01/21/2021	19,432
Barclays Bank PLC	USD	2,484	CHF	2,250	01/29/2021	59,083
BNP Paribas SA	GBP	861	USD	1,163	01/21/2021	(14,378)
Brown Brothers Harriman & Co.	SGD	2,310	USD	1,711	01/07/2021	(36,566)
Brown Brothers Harriman & Co.	NOK	38,084	USD	4,405	01/15/2021	(37,119)
Brown Brothers Harriman & Co.	GBP	2,590	USD	3,458	01/21/2021	(84,799)
Brown Brothers Harriman & Co.	USD	1,160	GBP	854	01/21/2021	8,473
Brown Brothers Harriman & Co.	CHF	1,216	USD	1,340	01/29/2021	(34,247)
Brown Brothers Harriman & Co.	CAD	1,112	USD	866	02/18/2021	(7,751)
Brown Brothers Harriman & Co.	USD	871	CAD	1,117	02/18/2021	6,532
Brown Brothers Harriman & Co.	JPY	139,211	USD	1,337	02/26/2021	(11,839)
Brown Brothers Harriman & Co.	USD	2,784	JPY	288,329	02/26/2021	9,631
Brown Brothers Harriman & Co.	USD	2,317	EUR	1,896	03/17/2021	3,085
Brown Brothers Harriman & Co.	USD	1,545	EUR	1,258	03/17/2021	(5,769)
Citibank, NA	USD	1,063	AUD	1,458	01/12/2021	60,942
Citibank, NA	KRW	2,911,032	USD	2,559	01/14/2021	(116,676)
Citibank, NA	TWD	70,948	USD	2,530	01/27/2021	(3,692)
Citibank, NA	CHF	1,187	USD	1,335	01/29/2021	(6,625)
Citibank, NA	USD	29,208	JPY	3,039,805	02/26/2021	249,421
Deutsche Bank AG	ILS	63,186	USD	18,831	01/21/2021	(837,638)
Deutsche Bank AG	USD	1,763	JPY	182,168	02/26/2021	1,864

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	SGD	15,812	USD	11,632	01/07/2021	$(331,837)
Goldman Sachs Bank USA	USD	2,609	KRW	2,911,032	01/14/2021	66,324
Goldman Sachs Bank USA	USD	4,978	NOK	44,828	01/15/2021	250,057
Goldman Sachs Bank USA	USD	1,829	GBP	1,380	01/21/2021	58,680
Goldman Sachs Bank USA	EUR	5,341	USD	6,525	03/17/2021	(10,123)
HSBC Bank USA	ILS	3,702	USD	1,151	01/21/2021	(914)
JPMorgan Chase Bank, NA	GBP	3,915	USD	5,258	01/21/2021	(96,581)
JPMorgan Chase Bank, NA	USD	835	GBP	620	01/21/2021	12,623
Morgan Stanley Capital Services LLC	SGD	1,776	USD	1,321	01/07/2021	(23,253)
Morgan Stanley Capital Services LLC	AUD	1,116	USD	812	01/12/2021	(48,426)
Morgan Stanley Capital Services LLC	USD	21,361	AUD	29,948	01/12/2021	1,729,863
Morgan Stanley Capital Services LLC	USD	1,072	SEK	9,225	01/15/2021	49,389
Morgan Stanley Capital Services LLC	GBP	10,821	USD	14,371	01/21/2021	(428,292)
Morgan Stanley Capital Services LLC	USD	1,068	ILS	3,601	01/21/2021	53,239
Morgan Stanley Capital Services LLC	CHF	9,092	USD	10,020	01/29/2021	(257,732)
Morgan Stanley Capital Services LLC	USD	1,684	JPY	175,122	02/26/2021	12,960
Morgan Stanley Capital Services LLC	USD	1,309	JPY	134,835	02/26/2021	(2,358)
Royal Bank of Soctland PLC	USD	1,445	GBP	1,081	01/21/2021	33,578
Standard Chartered Bank	KRW	6,346,966	USD	5,738	01/14/2021	(96,363)
Standard Chartered Bank	NOK	44,828	USD	4,856	01/15/2021	(372,511)
Standard Chartered Bank	TWD	31,366	USD	1,111	01/27/2021	(9,276)
UBS AG	CAD	37,424	USD	29,233	02/18/2021	(172,152)
UBS AG	USD	50,595	EUR	41,418	03/17/2021	85,352

						$256,176

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the aggregate market value of these securities amounted to $16,870,645 or 2.9% of net assets.

(b)	Non-income producing security.

(c)	Fair valued by the Adviser.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	Affiliated investments.

Currency Abbreviations: AUD – Australian Dollar CAD – Canadian Dollar CHF – Swiss Franc EUR – Euro GBP – Great British Pound ILS – Israeli Shekel	JPY – Japanese Yen KRW – South Korean Won NOK – Norwegian Krone SEK – Swedish Krona SGD – Singapore Dollar TWD – New Taiwan Dollar USD – United States Dollar

Glossary:

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

18 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $471,724,744)	$558,049,253
Affiliated issuers (cost $28,574,552)	28,574,552
Cash collateral due from broker	679,536
Foreign currencies, at value (cost $1,009,279)	1,023,966
Unrealized appreciation on forward currency exchange contracts	3,361,247
Receivable for capital stock sold	1,753,440
Unaffiliated dividends receivable	1,146,839
Receivable for investment securities sold and foreign currency transactions	162,157
Affiliated dividends receivable	768

Total assets	594,751,758

Liabilities
Unrealized depreciation on forward currency exchange contracts	3,105,071
Advisory fee payable	300,521
Payable for variation margin on futures	67,080
Payable for capital stock redeemed	66,051
Transfer Agent fee payable	5,801
Distribution fee payable	2,443
Directors’ fee payable	76
Accrued expenses and other liabilities	199,199

Total liabilities	3,746,242

Net Assets	$591,005,516

Composition of Net Assets
Capital stock, at par	$4,662
Additional paid-in capital	531,438,378
Distributable earnings	59,562,476

$591,005,516

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,758,644	853,234	$12.61	*

C	$245,358	19,625	$12.50

Advisor	$579,991,008	45,744,319	$12.68

Z	$10,506	829	$12.67

*	The maximum offering price per share for Class A shares was $13.17, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 19

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $303,065)	$4,328,631
Affiliated issuers	7,747
Securities lending income	992	$4,337,370

Expenses
Advisory fee (see Note B)	1,840,447
Transfer agency—Class A	768
Transfer agency—Class C	34
Transfer agency—Advisor Class	37,887
Transfer agency—Class Z	2
Distribution fee—Class A	12,756
Distribution fee—Class C	1,066
Custody and accounting	122,822
Registration fees	56,619
Administrative	43,254
Audit and tax	32,069
Legal	16,523
Printing	14,940
Directors’ fees	12,611
Miscellaneous	15,374

Total expenses	2,207,172
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(55,448)

Net expenses		2,151,724

Net investment income		2,185,646

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		4,179,539
Forward currency exchange contracts		3,654,046
Futures		318,350
Foreign currency transactions		(124,534)
Net change in unrealized appreciation/depreciation on:
Investments		67,584,303
Forward currency exchange contracts		(950,886)
Futures		108,035
Foreign currency denominated assets and liabilities		54,165

Net gain on investment and foreign currency transactions		74,823,018

Net Increase in Net Assets from Operations		$77,008,664

See notes to financial statements.

20 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,185,646	$5,481,675
Net realized gain (loss) on investment and foreign currency transactions	8,027,401	(28,162,860)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	66,795,617	8,442,145

Net increase (decrease) in net assets from operations	77,008,664	(14,239,040)
Distributions to Shareholders
Class A	(163,017)	(18,788)
Class C	(1,731)	(2,354)
Advisor Class	(8,909,286)	(4,281,763)
Class Z	(168)	(139)
Capital Stock Transactions
Net increase	77,290,170	260,886,503

Total increase	145,224,632	242,344,419
Net Assets
Beginning of period	445,780,884	203,436,465

End of period	$591,005,516	$445,780,884

See notes to financial statements.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Strategic Core Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Effective November 20, 2019 the Fund commenced offering of Class Z shares. Class B, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

22 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and

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NOTES TO FINANCIAL STATEMENTS (continued)

other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2020:

Investments in Securities	Level 1		Level 2		Level 3		Total
Assets:
Common Stocks:
Information Technology	$24,587,640		$71,564,829		$79,472		$96,231,941
Financials	7,366,985		87,989,781		– 0	–	95,356,766
Industrials	13,978,489		56,379,973		– 0	–	70,358,462
Consumer Staples	6,971,746		60,266,986		– 0	–	67,238,732
Consumer Discretionary	– 0	–	55,913,373		– 0	–	55,913,373
Health Care	4,107,338		51,255,842		– 0	–	55,363,180
Communication Services	7,789,487		45,341,224		– 0	–	53,130,711
Utilities	– 0	–	30,322,112		– 0	–	30,322,112
Real Estate	– 0	–	20,137,766		– 0	–	20,137,766
Energy	– 0	–	8,196,922		– 0	–	8,196,922
Materials	– 0	–	5,799,288		– 0	–	5,799,288
Short-Term Investments:
Investment Companies	28,574,552		– 0	–	– 0	–	28,574,552

Total Investments in Securities	93,376,237		493,168,096	+	79,472		586,623,805
Other Financial Instruments*:
Assets
Futures	108,035		– 0	–	– 0	–	108,035	†
Forward Currency Exchange Contracts	– 0	–	3,361,247		– 0	–	3,361,247
Liabilities
Forward Currency Exchange Contracts	– 0	–	(3,105,071)		– 0	–	(3,105,071)

Total	$93,484,272		$493,424,272		$79,472		$586,988,016

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+

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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NOTES TO FINANCIAL STATEMENTS (continued)

returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion, .55% of the excess of $2.5 billion up to $5 billion and .50% of the excess over $5 billion of the Fund’s average daily net assets. Prior to November 4, 2020, the Fund paid the Adviser an annual rate of .75% of the first $2.5 billion, .65% of the excess of $2.5 billion up to $5 billion and .60% of the excess over $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating

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NOTES TO FINANCIAL STATEMENTS (continued)

expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.00%, 1.75%, .75% and .75% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the six months ended December 31, 2020, such reimbursements/waivers amounted to $21,241. The Expense Caps may not be terminated by the Adviser before October 31, 2021. Prior to November 4, 2020, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis to 1.20%, 1.95%, .95% and .95% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2020, the reimbursement for such services amounted to $20,586. For the six months ended December 31, 2020, the Adviser voluntarily agreed to waive such fees in the amount of $22,668.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,316 for the six months ended December 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $95 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting

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NOTES TO FINANCIAL STATEMENTS (continued)

in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2020, such waiver amounted to $11,523.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2020 is as follows:

Fund	Market Value 6/30/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)		Dividend Income (000)
Government Money Market Portfolio	$22,863		$76,026	$70,314	$28,575		$8
Government Money Market Portfolio*	– 0	–	10,682	10,682	– 0	–	– 0	–

Total					$28,575		$8

*	Investment of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2020, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$139,549,956		$64,800,822
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$100,087,066
Gross unrealized depreciation	(13,398,346)

Net unrealized appreciation	$86,688,720

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2020, the Fund held forward currency exchange contracts for hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is

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shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/ counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended December 31, 2020, the Fund held futures for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the six months ended December 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$108,035	*	Receivable/Payable for variation margin on futures

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,361,247		Unrealized depreciation on forward currency exchange contracts	$3,105,071

Total		$3,469,282			$3,105,071

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	$318,350	$108,035

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	3,654,046	(950,886)

Total		$3,972,396	$(842,851)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2020:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$135,504,042
Average principal amount of sale contracts	$113,237,637
Futures:
Average notional amount of buy contracts	$8,345,925

(a)	Positions were open for three months during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA.	$590,719	$(58,154)		$	– 0	–	$	– 0	–	$532,565
Barclays Bank PLC	78,515	– 0	–		– 0	–		– 0	–	78,515
Brown Brothers Harriman & Co.	27,721	(27,721)			– 0	–		– 0	–	– 0	–
Citibank, NA	310,363	(126,993)			– 0	–		– 0	–	183,370
Deutsche Bank AG	1,864	(1,864)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	375,061	(341,960)			– 0	–		– 0	–	33,101
JPMorgan Chase Bank, NA	12,623	(12,623)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services LLC. .	1,845,451	(760,061)			– 0	–		– 0	–	1,085,390
Royal Bank of Scotland PLC.	33,578	– 0	–		– 0	–		– 0	–	33,578
UBS AG	85,352	(85,352)			– 0	–		– 0	–	– 0	–

Total	$3,361,247	$(1,414,728)		$	– 0	–	$	– 0	–	$1,946,519	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA.	$58,154	$(58,154)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	14,378	– 0	–		– 0	–		– 0	–		14,378
Brown Brothers Harriman & Co.	218,090	(27,721)			– 0	–		– 0	–		190,369
Citibank, NA	126,993	(126,993)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	837,638	(1,864)			– 0	–		– 0	–		835,774
Goldman Sachs Bank USA	341,960	(341,960)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	914	– 0	–		– 0	–		– 0	–		914
JPMorgan Chase Bank, NA	96,581	(12,623)			– 0	–		– 0	–		83,958

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Morgan Stanley Capital Services LLC	$760,061	$(760,061)		$	– 0	–	$	– 0	–	$	– 0	–
Standard Chartered Bank	478,150	– 0	–		– 0	–		–0	–		478,150
UBS AG	172,152	(85,352)			– 0	–		– 0	–		86,800

Total	$3,105,071	$(1,414,728)		$	– 0	–	$	– 0	–		$1,690,343	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the

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NOTES TO FINANCIAL STATEMENTS (continued)

borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2020 is as follows:

							Government Money Market Portfolio
Market Value of Securities on Loan*		Cash Collateral*		Market Value of Non-Cash Collateral*		Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0 –	$	– 0 –	$	– 0 –	$976	$16	$16

*	As of December 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended December 31, 2020 (unaudited)		Year Ended June 30, 2020		Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020

Class A
Shares sold	74,784		836,254		$883,818	$9,513,368

Shares issued in reinvestment of dividends and distributions	3,463		1,487		42,317	17,800

Shares redeemed	(79,356)		(98,238)		(946,174)	(947,584)

Net increase (decrease)	(1,109)		739,503		$(20,039)	$8,583,584

Class C
Shares sold	2,387		2,843		$27,987	$31,807

Shares issued in reinvestment of dividends and distributions	126		176		1,528	2,088

Shares redeemed	(341)		(4,377)		(3,967)	(49,919)

Net increase (decrease)	2,172		(1,358)		$25,548	$(16,024)

Advisor Class
Shares sold	9,396,177		29,797,225		$112,190,058	$336,573,858

Shares issued in reinvestment of dividends and distributions	607,328		306,062		7,457,992	3,675,808

Shares redeemed	(3,539,587)		(8,018,592)		(42,364,175)	(87,940,744)

Net increase	6,463,918		22,084,695		$77,283,875	$252,308,922

Class Z*
Shares sold	7,288		829		$85,489	$10,021

Shares redeemed	(7,288)		– 0	–	(84,703)	– 0	–

Net increase	– 0	–	829		$786	$10,021

*	Commenced distributions on November 20, 2019.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock or bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire

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NOTES TO FINANCIAL STATEMENTS (continued)

to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2020 and June 30, 2019 were as follows:

	2020		2019
Distributions paid from:
Ordinary income	$4,303,044		$1,702,282
Net long-term capital gains	– 0	–	500,837

Total taxable distributions paid	$4,303,044		$2,203,119

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,365,677
Accumulated capital and other losses	(27,569,084	)(a)
Unrealized appreciation/(depreciation)	13,831,421	(b)

Total accumulated earnings/(deficit)	$(8,371,986)

(a)	As of June 30, 2020, the Fund had a net capital loss carryforward of $27,569,084.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2020, the Fund had a net short-term capital loss carryforward of $19,002,906 and a net long-term capital loss carryforward of $8,566,178, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,	July 29, 2015(a) to June 30, 2016
2020	2019	2018	2017

Net asset value, beginning of period	$ 11.05	$ 11.70	$ 12.04	$ 11.04	$ 9.79	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.04	.25	.27	.20	.22	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.71	(.74)	(.33)	.93	1.11	(.35)

Net increase (decrease) in net asset value from operations	1.75	(.49)	(.06)	1.13	1.33	(.09)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.16)	(.16)	(.07)	(.08)	(.12)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	(.06)	– 0 –	– 0	–

Total dividends and distributions	(.19)	(.16)	(.28)	(.13)	(.08)	(.12)

Net asset value, end of period	$ 12.61	$ 11.05	$ 11.70	$ 12.04	$ 11.04	$ 9.79

Total Return

Total investment return based on net asset value(d)	15.91%	(4.33)%	(.28)%	10.25%	13.72%	(.84)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,759	$9,439	$1,344	$460	$234	$57

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.08	%(f)	1.19%	1.20%	1.19%	1.19%	1.20	%(f)

Expenses, before waivers/reimbursements(e)†	1.10	%(f)	1.27%	1.51%	1.93%	5.13%	23.67	%(f)

Net investment income(c)	.62	%(f)	2.31%	2.38%	1.71%	2.15%	2.87	%(f)

Portfolio turnover rate	14%	39%	51%	53%	64%	52%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.01%	.01%	.00	%(f)

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,	July 29, 2015(a) to June 30, 2016
2020	2019	2018	2017

Net asset value, beginning of period	$ 10.91	$ 11.60	$ 11.95	$ 11.01	$ 9.75	$ 10.00

Income From Investment Operations

Net investment income (loss)(b)(c)	(.01)	.06	.18	.10	.19	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.69	(.63)	(.32)	.93	1.07	(.28)

Net increase (decrease) in net asset value from operations	1.68	(.57)	(.14)	1.03	1.26	(.16)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.12)	(.09)	(.03)	– 0	–	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	(.06)	– 0	–	– 0	–

Total dividends and distributions	(.09)	(.12)	(.21)	(.09)	– 0	–	(.09)

Net asset value, end of period	$ 12.50	$ 10.91	$ 11.60	$ 11.95	$ 11.01	$ 9.75

Total Return

Total investment return based on net asset value(d)	15.43%	(5.01)%	(1.00)%	9.34%	12.92%	(1.55)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$245	$190	$218	$118	$62	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.84	%(f)	1.95%	1.95%	1.94%	1.94%	1.95	%(f)

Expenses, before waivers/reimbursements(e)†	1.87	%((f)	2.00%	2.28%	2.68%	5.70%	15.57	%(f)

Net investment income (loss)(c)	(.15	)%(f)	.55%	1.56%	.88%	1.80%	1.31	%(f)

Portfolio turnover rate	14%	39%	51%	53%	64%	52%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.01%	.01%	.00	%(f)

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,	July 29, 2015(a) to June 30, 2016
2020	2019	2018	2017

Net asset value, beginning of period	$ 11.10	$ 11.74	$ 12.06	$ 11.06	$ 9.80	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.05	.20	.32	.25	.27	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.73	(.67)	(.34)	.90	1.08	(.28)

Net increase (decrease) in net asset value from operations	1.78	(.47)	(.02)	1.15	1.35	(.07)

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.17)	(.18)	(.09)	(.09)	(.13)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.12)	(.06)	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.17)	(.30)	(.15)	(.09)	(.13)

Net asset value, end of period	$ 12.68	$ 11.10	$ 11.74	$ 12.06	$ 11.06	$ 9.80

Total Return

Total investment return based on net asset value(d)	16.12%	(4.14)%	.06%	10.45%	13.98%	(.63)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$579,991	$436,143	$201,875	$76,473	$35,275	$2,932

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.83	%(f)	.95%	.95%	.94%	.94%	.95	%(f)

Expenses, before waivers/reimbursements(e)†	.85	%(f)	.99%	1.26%	1.65%	4.37%	14.60	%(f)

Net investment income(c)	.85	%(f)	1.74%	2.80%	2.12%	2.60%	2.32	%(f)

Portfolio turnover rate	14%	39%	51%	53%	64%	52%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.01%	.01%	.00	%(f)

See footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended December 31, 2020 (unaudited)		November 20, 2019(g) to June 30, 2020

Net asset value, beginning of period	$ 11.10		$ 12.09

Income From Investment Operations

Net investment income(b)(c)	.03		.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.74		(.94)

Net increase (decrease) in net asset value from operations	1.77		(.82)

Less: Dividends and Distributions

Dividends from net investment income	(.20)		(.17)

Total dividends and distributions	(.20)		(.17)

Net asset value, end of period	$ 12.67		$ 11.10

Total Return

Total investment return based on net asset value(d)	16.03%		(6.91)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11		$9

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)†	.84%		.93%

Expenses, before waivers/reimbursements(e)(f)†	.85%		.97%

Net investment income	.57%		1.76%

Portfolio turnover rate .	14%		39%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00	%(f)

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended June 30, 2018 and June 30, 2017, such waiver amounted to 0.01% and 0.01%, respectively.

(f)	Annualized.

(g)	Commencement of distribution.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Kent W. Hargis(2), Vice President Sammy Suzuki(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Strategic Core Investment Team. Messrs. Hargis and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*

Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of Amendment to the Fund’s Advisory Agreement

At a meeting of the Board of Directors of AB Cap Fund, Inc. (the “Company”) held by video conference on November 3-5, 2020, the Adviser recommended an amendment to the Company’s Advisory Agreement with the Adviser to effect a fee reduction in respect of AB International Strategic Core Portfolio (the “Fund”) effective November 4, 2020.

After their review of updated comparative fee and expense information, and discussion with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards, the disinterested directors (the “directors”) unanimously approved the amendment.

The directors last approved the continuance of the Fund’s Advisory Agreement at a meeting held by video conference on May 5-7, 2020 (the “May 2020 Meeting”) and a discussion regarding the basis for the Board’s approval is set forth below. In determining to approve the amendment the directors took into account their review at the May 2020 Meeting and noted that the proposed lowering of the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing fees for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund.

Board’s Approval at the May 2020 Meeting

The directors unanimously approved the continuance of the Fund’s Advisory Agreement at the May 2020 Meeting.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of

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which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser had not requested any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data

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and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2018. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2019 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

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Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant. The directors also compared the advisory fee rate for the Fund with those for two other funds advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 51

Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the peer group median. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory

52 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 53

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 55

NOTES

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NOTES

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 57

NOTES

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NOTES

abfunds.com	AB INTERNATIONAL STRATEGIC CORE PORTFOLIO | 59

NOTES

60 | AB INTERNATIONAL STRATEGIC CORE PORTFOLIO	abfunds.com

AB INTERNATIONAL STRATEGIC CORE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ISCP-0152-1220

DEC    12.31.20

SEMI-ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 10, 2021

This report provides management’s discussion of fund performance for AB Select US Equity Portfolio for the semi-annual reporting period ended December 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	6 Months	12 Months

AB SELECT US EQUITY PORTFOLIO

Class A Shares	21.58%	14.77%

Class C Shares	21.12%	13.94%

Advisor Class Shares[1]	21.72%	15.10%

Class R Shares[1]	21.45%	14.53%

Class K Shares[1]	21.54%	14.79%

Class I Shares[1]	21.73%	15.10%

S&P 500 Index	22.16%	18.40%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2020.

During the six-month period, all share classes underperformed the benchmark, before sales charges. From a security selection perspective, selection within the health-care, technology and energy sectors detracted, relative to the benchmark, while selection within financials, consumer staples and utilities contributed. The Fund’s transactional cash position and underweights to the technology and materials sectors detracted, while the Fund’s underweight to the real estate sector and overweights to the financials and industrials sectors contributed.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s underweight to the technology sector, overweight to the financials sector and its transactional cash position

2 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

detracted from returns, while an underweight to the real estate sector and overweights to utilities and communication services contributed. From a security selection perspective, selection within health care, financials and industrials detracted, more than offsetting selection in consumer discretionary, technology and consumer staples, which contributed.

MARKET REVIEW AND INVESTMENT STRATEGY

In the first half of the 12-month period ended December 31, 2020, global equity markets came under extreme pressure as the COVID-19 pandemic spread throughout the world. Global economies all but shut down as countries looked to slow the spread of the virus. Global central banks and governments responded to the pandemic with unprecedented levels of fiscal and monetary stimulus. Equity markets recovered strongly off their lows as lockdown measures eased and investors grew optimistic about a recovery in global economic growth.

In the six-month period, US markets continued their recovery for much of the summer, led by mega-cap technology stocks, before rising COVID-19 infections and US election concerns led to volatility in September and October. In November, clarity around the US elections, combined with favorable news about the efficacy of potential COVID-19 vaccinations, fueled a strong equity rally that continued through December. The S&P 500 Index returned 22.16% for the six-month period and 18.40% for the 12-month period.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractive risk-adjusted returns from a flexible approach unconstrained by investment style, with an intense focus on downside risk. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this policy, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

The Adviser selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns,

(continued on next page)

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 3

such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also invest in securities of small-capitalization companies. The Fund may invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information-technology or financial-services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.77%	9.90%

5 Years	13.49%	12.51%

Since Inception[1]	14.25%	13.71%

CLASS C SHARES

1 Year	13.94%	12.94%

5 Years	12.64%	12.64%

Since Inception[1]	13.41%	13.41%

ADVISOR CLASS SHARES[2]

1 Year	15.10%	15.10%

5 Years	13.77%	13.77%

Since Inception[1]	14.56%	14.56%

CLASS R SHARES[2]

1 Year	14.53%	14.53%

5 Years	13.17%	13.17%

Since Inception[1]	13.95%	13.95%

CLASS K SHARES[2]

1 Year	14.79%	14.79%

5 Years	13.42%	13.42%

Since Inception[1]	14.19%	14.19%

CLASS I SHARES[2]

1 Year	15.10%	15.10%

5 Years	13.80%	13.80%

Since Inception[1]	14.55%	14.55%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.53%, 2.28%, 1.27%, 1.86%, 1.70% and 1.27% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.80% and 1.55% for Class R and Class K shares, respectively. These waivers/reimbursements may not be terminated prior to October 31, 2021, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/8/2011.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	9.90%

5 Years	12.51%

Since Inception[1]	13.71%

CLASS C SHARES

1 Year	12.94%

5 Years	12.64%

Since Inception[1]	13.41%

ADVISOR CLASS SHARES[2]

1 Year	15.10%

5 Years	13.77%

Since Inception[1]	14.56%

CLASS R SHARES[2]

1 Year	14.53%

5 Years	13.17%

Since Inception[1]	13.95%

CLASS K SHARES[2]

1 Year	14.79%

5 Years	13.42%

Since Inception[1]	14.19%

CLASS I SHARES[2]

1 Year	15.10%

5 Years	13.80%

Since Inception[1]	14.55%

1	Inception date: 12/8/2011.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,215.80	$8.38	1.50%
Hypothetical**	$1,000	$1,017.64	$7.63	1.50%
Class C
Actual	$1,000	$1,211.20	$12.54	2.25%
Hypothetical**	$1,000	$1,013.86	$11.42	2.25%
Advisor Class
Actual	$1,000	$1,217.20	$6.93	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%
Class R
Actual	$1,000	$1,214.50	$10.05	1.80%
Hypothetical**	$1,000	$1,016.13	$9.15	1.80%
Class K
Actual	$1,000	$1,215.40	$8.66	1.55%
Hypothetical**	$1,000	$1,017.39	$7.88	1.55%
Class I
Actual	$1,000	$1,217.30	$6.93	1.24%
Hypothetical**	$1,000	$1,018.95	$6.31	1.24%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $192.2

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Apple, Inc.	$12,189,567	6.3%

Microsoft Corp.	11,718,865	6.1

Procter & Gamble Co. (The)	9,637,671	5.0

Berkshire Hathaway, Inc. – Class B	8,132,377	4.2

Amazon.com, Inc.	7,552,821	3.9

Alphabet, Inc. – Class C	6,883,136	3.6

Union Pacific Corp.	5,217,369	2.7

Goldman Sachs Group, Inc. (The)	5,213,810	2.7

JPMorgan Chase & Co.	5,193,605	2.7

Norfolk Southern Corp.	5,112,179	2.7

	$76,851,400	39.9%

1	All data are as of December 31, 2020. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

December 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Information Technology – 23.8%
Communications Equipment – 0.7%
F5 Networks, Inc.(a)	7,250	$1,275,565

IT Services – 3.3%
PayPal Holdings, Inc.(a)	6,723	1,574,527
Visa, Inc. – Class A	21,646	4,734,629

		6,309,156

Semiconductors & Semiconductor Equipment – 5.7%
Advanced Micro Devices, Inc.(a)	13,642	1,251,108
Broadcom, Inc.	4,080	1,786,428
Intel Corp.	17,183	856,057
NVIDIA Corp.	3,665	1,913,863
NXP Semiconductors NV	3,697	587,860
QUALCOMM, Inc.	11,654	1,775,370
Texas Instruments, Inc.	16,406	2,692,717

		10,863,403

Software – 7.8%
Adobe, Inc.(a)	4,080	2,040,490
Microsoft Corp.	52,688	11,718,865
salesforce.com, Inc.(a)	5,969	1,328,281

		15,087,636

Technology Hardware, Storage & Peripherals – 6.3%
Apple, Inc.	91,865	12,189,567

		45,725,327

Financials – 16.6%
Banks – 7.5%
Bank of America Corp.	102,868	3,117,929
Fifth Third Bancorp	64,243	1,771,180
JPMorgan Chase & Co.	40,872	5,193,605
PNC Financial Services Group, Inc. (The)	28,545	4,253,205

		14,335,919

Capital Markets – 4.9%
Apollo Global Management, Inc.	18,168	889,869
BlackRock, Inc. – Class A	1,227	885,329
Charles Schwab Corp. (The)	47,396	2,513,884
Goldman Sachs Group, Inc. (The)	19,771	5,213,810

		9,502,892

Diversified Financial Services – 4.2%
Berkshire Hathaway, Inc. – Class B(a)	35,073	8,132,377

		31,971,188

Health Care – 12.3%
Biotechnology – 0.5%
Vertex Pharmaceuticals, Inc.(a)	3,967	937,561

12 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 3.8%
Abbott Laboratories	30,424	$3,331,124
Baxter International, Inc.	6,803	545,872
Danaher Corp.	6,717	1,492,114
Zimmer Biomet Holdings, Inc.	13,075	2,014,727

		7,383,837

Health Care Providers & Services – 3.0%
Humana, Inc.	4,123	1,691,543
Quest Diagnostics, Inc.	11,649	1,388,211
UnitedHealth Group, Inc.	7,866	2,758,449

		5,838,203

Life Sciences Tools & Services – 0.6%
IQVIA Holdings, Inc.(a)	6,433	1,152,601

Pharmaceuticals – 4.4%
Eli Lilly & Co.	10,808	1,824,823
Johnson & Johnson	26,010	4,093,454
Merck & Co., Inc.	29,934	2,448,601

		8,366,878

		23,679,080

Communication Services – 11.1%
Diversified Telecommunication Services – 1.3%
Cellnex Telecom SA(b)	6,981	419,230
Comcast Corp. – Class A	37,303	1,954,677

		2,373,907

Entertainment – 2.9%
Activision Blizzard, Inc.	24,851	2,307,416
Netflix, Inc.(a)	2,547	1,377,239
Walt Disney Co. (The)(a)	10,695	1,937,720

		5,622,375

Interactive Media & Services – 5.9%
Alphabet, Inc. – Class C(a)	3,929	6,883,136
Facebook, Inc. – Class A(a)	16,531	4,515,608

		11,398,744

Wireless Telecommunication Services – 1.0%
T-Mobile US, Inc.(a)	14,243	1,920,669

		21,315,695

Industrials – 10.6%
Aerospace & Defense – 2.0%
Northrop Grumman Corp.	5,343	1,628,119
Raytheon Technologies Corp.	30,930	2,211,804

		3,839,923

Construction & Engineering – 1.4%
Jacobs Engineering Group, Inc.	25,741	2,804,739

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.6%
Honeywell International, Inc.	14,684	$3,123,287

Road & Rail – 5.6%
Kansas City Southern	1,792	365,801
Norfolk Southern Corp.	21,515	5,112,179
Union Pacific Corp.	25,057	5,217,369

		10,695,349

		20,463,298

Consumer Discretionary – 10.1%
Hotels, Restaurants & Leisure – 1.4%
McDonald’s Corp.	12,714	2,728,170

Internet & Direct Marketing Retail – 4.9%
Amazon.com, Inc.(a)	2,319	7,552,821
Booking Holdings, Inc.(a)	802	1,786,270

		9,339,091

Multiline Retail – 1.0%
Target Corp.	10,884	1,921,353

Specialty Retail – 2.8%
Home Depot, Inc. (The)	11,049	2,934,835
Lowe’s Cos., Inc.	15,429	2,476,509

		5,411,344

		19,399,958

Consumer Staples – 8.4%
Beverages – 1.2%
Coca-Cola Co. (The)	42,030	2,304,925

Food & Staples Retailing – 1.2%
Costco Wholesale Corp.	2,276	857,551
Walmart, Inc.	9,592	1,382,687

		2,240,238

Household Products – 5.2%
Clorox Co. (The)	1,851	373,754
Procter & Gamble Co. (The)	69,266	9,637,671

		10,011,425

Personal Products – 0.8%
Estee Lauder Cos., Inc. (The) – Class A	5,598	1,490,132

		16,046,720

Energy – 2.5%
Oil, Gas & Consumable Fuels – 2.5%
Chevron Corp.	37,392	3,157,754
EOG Resources, Inc.	32,724	1,631,946

		4,789,700

14 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Utilities – 1.6%
Electric Utilities – 1.6%
NextEra Energy, Inc.		40,862		$3,152,503

Materials – 0.7%
Containers & Packaging – 0.7%
Berry Global Group, Inc.(a)		23,418		1,315,858

Total Common Stocks (cost $112,952,211)				187,859,327

PREFERRED STOCKS – 0.1%
Consumer Discretionary – 0.1%
Household Durables – 0.1%
Honest Co., Inc. (The) Series D 0.00%(a)(c)(d) (cost $183,249)		4,005		134,007

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(e)(f)(g) (cost $4,152,248)		4,152,248		4,152,248

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman
(0.31)%, 01/04/2021	JPY	1,527		14,785
0.01%, 01/04/2021	CAD	5		4,092
0.01%, 01/04/2021	GBP	0	*	6
Citibank, London (0.72)%, 01/04/2021	EUR	36		43,700

Hong Kong & Shanghai Bank, Hong Kong 0.00%, 01/04/2021	HKD	418		53,885

Total Time Deposits (cost $116,468)				116,468

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $117,404,176)				192,262,050

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(e)(f)(g) (cost $122,785)	122,785	$122,785

Total Investments – 100.1% (cost $117,526,961)		192,384,835
Other assets less liabilities – (0.1)%		(234,622)

Net Assets – 100.0%		$192,150,213

*	Principal amount less than 500.

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of this security amounted to $419,230 or 0.2% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

(g)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

See notes to financial statements.

16 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2020 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $113,251,928)	$188,109,802
Affiliated issuers (cost $4,275,033—including investment of cash collateral for securities loaned of $122,785)	4,275,033
Receivable for investment securities sold	1,317,437
Receivable for capital stock sold	485,265
Unaffiliated dividends receivable	54,349
Affiliated dividends receivable	103

Total assets	194,241,989

Liabilities
Due to Custodian (includes foreign currency overdraft of $111 with a cost of $110)	222,914
Payable for investment securities purchased	899,786
Payable for capital stock redeemed	556,938
Advisory fee payable	159,153
Collateral due to Securities Lending Agent	122,785
Administrative fee payable	12,142
Distribution fee payable	10,400
Transfer Agent fee payable	4,588
Directors’ fee payable	64
Accrued expenses and other liabilities	103,006

Total liabilities	2,091,776

Net Assets	$192,150,213

Composition of Net Assets
Capital stock, at par	$1,013
Additional paid-in capital	107,677,716
Distributable earnings	84,471,484

$192,150,213

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$14,004,273	734,562	$19.06	*

C	$8,766,767	497,183	$17.63

Advisor	$163,211,810	8,572,955	$19.04

R	$45,749	2,476	$18.48

K	$1,035,076	55,020	$18.81

I	$5,086,538	270,320	$18.82

*	The maximum offering price per share for Class A shares was $19.91, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 17

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$1,564,178
Affiliated issuers	1,538
Securities lending income	42	$1,565,758

Expenses
Advisory fee (see Note B)	1,074,213
Distribution fee—Class A	16,041
Distribution fee—Class C	42,291
Distribution fee—Class R	65
Distribution fee—Class K	1,465
Transfer agency—Class A	1,615
Transfer agency—Class C	1,204
Transfer agency—Advisor Class	23,347
Transfer agency—Class R	15
Transfer agency—Class K	1,172
Transfer agency—Class I	474
Custody and accounting	77,277
Registration fees	45,576
Administrative	36,626
Audit and tax	24,752
Legal	15,081
Printing	14,375
Directors’ fees	10,510
Miscellaneous	11,067

Total expenses	1,397,166
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(2,977)

Net expenses		1,394,189

Net investment income		171,569

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		20,035,459
Foreign currency transactions		9,122
Net change in unrealized appreciation/depreciation on:
Investments		20,756,646
Foreign currency denominated assets and liabilities		988

Net gain on investment and foreign currency transactions		40,802,215

Net Increase in Net Assets from Operations		$40,973,784

See notes to financial statements.

18 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$171,569	$936,345
Net realized gain on investment and foreign currency transactions	20,044,581	12,598,818
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	20,757,634	(3,499,963)
Contributions from Affiliates (see Note B)	– 0	–	9,695

Net increase in net assets from operations	40,973,784	10,044,895
Distributions to Shareholders
Class A	(425,110)	(865,274)
Class C	(293,236)	(835,262)
Advisor Class	(5,207,495)	(13,144,837)
Class R	(886)	(1,758)
Class K	(31,287)	(77,392)
Class I	(165,778)	(426,211)
Capital Stock Transactions
Net decrease	(40,773,694)	(21,709,311)

Total decrease	(5,923,702)	(27,015,150)
Net Assets
Beginning of period	198,073,915	225,089,065

End of period	$192,150,213	$198,073,915

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

20 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

22 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2020:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$45,725,327		$	– 0	–	$	– 0	–	$45,725,327
Financials	31,971,188			– 0	–		– 0	–	31,971,188
Health Care	23,679,080			– 0	–		– 0	–	23,679,080
Communication Services	20,896,465			419,230			– 0	–	21,315,695
Industrials	20,463,298			– 0	–		– 0	–	20,463,298
Consumer Discretionary	19,399,958			– 0	–		– 0	–	19,399,958
Consumer Staples	16,046,720			– 0	–		– 0	–	16,046,720
Energy	4,789,700			– 0	–		– 0	–	4,789,700
Utilities	3,152,503			– 0	–		– 0	–	3,152,503
Materials	1,315,858			– 0	–		– 0	–	1,315,858
Preferred Stocks	– 0	–		– 0	–		134,007		134,007
Short-Term Investments:
Investment Companies	4,152,248			– 0	–		– 0	–	4,152,248
Time Deposits	– 0	–		116,468			– 0	–	116,468
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	122,785			– 0	–		– 0	–	122,785

Total Investments in Securities	191,715,130			535,698			134,007		192,384,835

Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$191,715,130			$535,698			$134,007		$192,384,835

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received

24 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2020, such reimbursements/waivers amounted to $727. The Expense Caps may not be terminated before October 31, 2021.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2020, the reimbursement for such services amounted to $36,626.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $13,698 for the six months ended December 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $335 from the sale of Class A shares and received $5 and $75 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of ..10%) until August 31, 2021. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2020, such waiver amounted to $2,249.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2020 is as follows:

Fund	Market Value 6/30/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)	Dividend Income (000)
Government Money Market Portfolio	$4,604		$33,048	$33,500	$4,152	$2
Government Money Market Portfolio*	– 0	–	520	397	123	0	**

Total					$4,275	$2

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the year ended June 30, 2020, the Adviser reimbursed the Fund $9,695 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement

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NOTES TO FINANCIAL STATEMENTS (continued)

in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $104,420, $0 and $3,211 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2020, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$155,388,303		$201,518,244
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$74,990,817
Gross unrealized depreciation	(132,943)

Net unrealized appreciation	$74,857,874

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended December 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle,

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NOTES TO FINANCIAL STATEMENTS (continued)

in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2020 is as follows:

								Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*	Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$122,785	$	– 0	–	$38	$4	$1

*	As of December 31, 2020.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020

Class A
Shares sold	58,810	221,797	$1,075,393	$3,453,847

Shares issued in reinvestment of dividends and distributions	20,809	45,558	384,761	757,627

Shares converted from Class C	20,375	51,658	345,848	876,795

Shares redeemed	(87,882)	(237,117)	(1,566,282)	(3,796,610)

Net increase	12,112	81,896	$239,720	$1,291,659

Class C
Shares sold	11,824	58,884	$197,394	$931,948

Shares issued in reinvestment of dividends and distributions	15,009	43,029	256,807	668,677

Shares converted to Class A	(21,899)	(55,268)	(345,848)	(876,795)

Shares redeemed	(67,459)	(213,439)	(1,094,601)	(3,202,594)

Net decrease	(62,525)	(166,794)	$(986,248)	$(2,478,764)

Advisor Class
Shares sold	1,027,229	2,808,579	$18,257,240	$43,474,248

Shares issued in reinvestment of dividends and distributions	267,344	571,383	4,935,169	9,473,528

Shares redeemed	(3,399,499)	(4,416,704)	(63,139,990)	(72,711,605)

Net decrease	(2,104,926)	(1,036,742)	$(39,947,581)	$(19,763,829)

Class R
Shares sold	1,029	298	$18,860	$4,790

Shares issued in reinvestment of dividends and distributions	15	27	277	439

Shares redeemed	(9)	(68)	(154)	(876)

Net increase	1,035	257	$18,983	$4,353

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020

Class K
Shares sold	30,283	19,495	$530,963	$302,616

Shares issued in reinvestment of dividends and distributions	1,714	4,713	31,287	77,391

Shares redeemed	(41,277)	(12,634)	(748,783)	(189,286)

Net increase (decrease)	(9,280)	11,574	$(186,533)	$190,721

Class I
Shares sold	10	10,147	$187	$169,313

Shares issued in reinvestment of dividends and distributions	9,084	26,004	165,778	426,211

Shares redeemed	(4,274)	(96,038)	(78,000)	(1,548,975)

Net increase (decrease)	4,820	(59,887)	$87,965	$(953,451)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or financial services sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly

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NOTES TO FINANCIAL STATEMENTS (continued)

exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,550,516	$16,289,097
Net long-term capital gains	9,800,218	7,375,381

Total taxable distributions paid	$15,350,734	$23,664,478

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$5,190,073	(a)
Unrealized appreciation/(depreciation)	44,431,419	(b)

Total accumulated earnings/(deficit)	$49,621,492

(a)	As of June 30, 2020, the Fund had a post-October short term capital loss deferral of $85,402.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2020, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.19	$ 16.81	$ 17.15	$ 16.54	$ 14.70	$ 15.56

Income From Investment Operations

Net investment income (loss)(a)(b)	(.00	)(c)	.05	.05	.05	.06	.06

Net realized and unrealized gain on investment and foreign currency transactions	3.47	.68	1.32	2.39	2.32	.21
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.47	.73	1.37	2.44	2.38	.27

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.07)	(.05)	(.03)	– 0	–	(.02)

Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)	(1.11)

Total dividends and distributions	(.60)	(1.35)	(1.71)	(1.83)	(.54)	(1.13)

Net asset value, end of period	$ 19.06	$ 16.19	$ 16.81	$ 17.15	$ 16.54	$ 14.70

Total Return

Total investment return based on net asset value(d)*	21.58%	4.18%	9.08%	15.03%	16.47%	1.74%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,004	$11,699	$10,765	$12,060	$11,694	$42,856

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.50	%(f)	1.53%	1.50%	1.45%	1.45%	1.45%

Expenses, before waivers/reimbursements(e)†	1.50	%(f)	1.53%	1.50%	1.46%	1.45%	1.45%

Net investment income(b)	(.04	)%(f)	.28%	.28%	.31%	.37%	.44%

Portfolio turnover rate	77%	183%	209%	236%	292%	269%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.02%	.02%	.02%	.00%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.07	$ 15.78	$ 16.28	$ 15.87	$ 14.23	$ 15.19

Income From Investment Operations

Net investment loss(a)(b)	(.07)	(.07)	(.07)	(.07)	(.05)	(.06)

Net realized and unrealized gain on investment and foreign currency transactions	3.23	.64	1.23	2.28	2.23	.21

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.16	.57	1.16	2.21	2.18	.15

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)	(1.11)

Net asset value, end of period	$ 17.63	$ 15.07	$ 15.78	$ 16.28	$ 15.87	$ 14.23

Total Return

Total investment return based on net asset value(d)*	21.12%	3.36%	8.27%	14.19%	15.59%	.98%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,767	$8,437	$11,463	$12,825	$10,647	$12,613

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	2.25	%(f)	2.27%	2.25%	2.21%	2.20%	2.20%

Expenses, before waivers/reimbursements(e)†	2.25	%(f)	2.28%	2.25%	2.21%	2.21%	2.20%

Net investment income(b)	(.79	)%(f)	(.45)%	(.47)%	(.45)%	(.33)%	(.41)%

Portfolio turnover rate	77%	183%	209%	236%	292%	269%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.02%	.02%	.02%	.00%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.17	$ 16.78	$ 17.14	$ 16.53	$ 14.73	$ 15.60

Income From Investment Operations

Net investment income(a)(b)	.02	.09	.09	.10	.10	.09

Net realized and unrealized gain on investment and foreign currency transactions	3.47	.69	1.31	2.38	2.33	.21

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.49	.78	1.40	2.48	2.43	.30

Less: Dividends and Distributions

Dividends from net investment income	(.02)	(.11)	(.10)	(.07)	(.09)	(.06)

Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)	(1.11)

Total dividends and distributions	(.62)	(1.39)	(1.76)	(1.87)	(.63)	(1.17)

Net asset value, end of period	$ 19.04	$ 16.17	$ 16.78	$ 17.14	$ 16.53	$ 14.73

Total Return

Total investment return based on net asset value(d)*	21.72%	4.44%	9.34%	15.33%	16.82%	1.91%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$163,212	$172,643	$196,566	$186,570	$239,659	$216,896

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.24	%(f)	1.27%	1.25%	1.20%	1.20%	1.20%

Expenses, before waivers/reimbursements(e)†	1.24	%(f)	1.27%	1.25%	1.21%	1.20%	1.20%

Net investment income(b)	.22	%(f)	.54%	.53%	.56%	.67%	.60%

Portfolio turnover rate	77%	183%	209%	236%	292%	269%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.02%	.02%	.02%	.00%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.73	$ 16.37	$ 16.76	$ 16.22	$ 14.48	$ 15.37

Income From Investment Operations

Net investment income (loss)(a)(b)	(.03)	.00	(c)	(.00	)(c)	.00	(c)	.02	.01

Net realized and unrealized gain on investment and foreign currency transactions	3.38	.67	1.28	2.34	2.28	.21

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.35	.67	1.28	2.34	2.30	.22

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.03)	(.01)	– 0	–	(.02)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)	(1.11)

Total dividends and distributions	(.60)	(1.31)	(1.67)	(1.80)	(.56)	(1.11)

Net asset value, end of period	$ 18.48	$ 15.73	$ 16.37	$ 16.76	$ 16.22	$ 14.48

Total Return

Total investment return based on net asset value(d)*	21.45%	3.87%	8.77%	14.71%	16.14%	1.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46	$23	$19	$17	$16	$15

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.80	%(f)	1.80%	1.78%	1.76%	1.74%	1.72%

Expenses, before waivers/reimbursements(e)†	1.86	%(f)	1.86%	1.78%	1.76%	1.74%	1.72%

Net investment income(b)	(.34	)%(f)	.01%	(.02)%	.01%	.12%	.09%

Portfolio turnover rate	77%	183%	209%	236%	292%	269%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.02%	.02%	.02%	.00%

See footnote summary on page 42.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.99	$ 16.59	$ 16.92	$ 16.33	$ 14.56	$ 15.43

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.04	.03	.04	.05	.04

Net realized and unrealized gain on investment and foreign currency transactions	3.43	.68	1.30	2.35	2.29	.21

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.42	.72	1.33	2.39	2.34	.25

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.04)	– 0	–	– 0	–	(.03)	(.01)

Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)	(1.11)

Total dividends and distributions	(.60)	(1.32)	(1.66)	(1.80)	(.57)	(1.12)

Net asset value, end of period	$ 18.81	$ 15.99	$ 16.59	$ 16.92	$ 16.33	$ 14.56

Total Return

Total investment return based on net asset value(d)*	21.54%	4.16%	8.99%	14.94%	16.38%	1.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,035	$1,028	$875	$2,806	$2,636	$3,739

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.55	%(f)	1.55%	1.55%	1.54%	1.55%	1.55%

Expenses, before waivers/reimbursements(e)†	1.67	% (f)	1.70%	1.66%	1.63%	1.62%	1.60%

Net investment income(b)	(.11	)% (f)	.26%	.18%	.22%	.32%	.27%

Portfolio turnover rate	77%	183%	209%	236%	292%	269%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.02%	.02%	.02%	.00%

See footnote summary on page 42.

40 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.99	$ 16.60	$ 16.97	$ 16.38	$ 14.61	$ 15.48

Income From Investment Operations

Net investment income(a)(b)	.02	.09	.09	.10	.11	.08

Net realized and unrealized gain on investment and foreign currency transactions	3.43	.68	1.30	2.36	2.29	.22

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	3.45	.77	1.39	2.46	2.40	.30

Less: Dividends and Distributions

Dividends from net investment income	(.02)	(.10)	(.10)	(.07)	(.09)	(.06)

Distributions from net realized gain on investment and foreign currency transactions	(.60)	(1.28)	(1.66)	(1.80)	(.54)	(1.11)

Total dividends and distributions	(.62)	(1.38)	(1.76)	(1.87)	(.63)	(1.17)

Net asset value, end of period	$ 18.82	$ 15.99	$ 16.60	$ 16.97	$ 16.38	$ 14.61

Total Return

Total investment return based on net asset value(d)*	21.73%	4.45%	9.38%	15.35%	16.76%	2.00%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,086	$4,244	$5,401	$39,104	$15,121	$21,461

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.24	%(f)	1.26%	1.23%	1.21%	1.19%	1.18%

Expenses, before waivers/reimbursements(e)†	1.24	%(f)	1.27%	1.24%	1.22%	1.19%	1.18%

Net investment income(b)	.22	%(f)	.56%	.55%	.57%	.72%	.57%

Portfolio turnover rate	77%	183%	209%	236%	292%	269%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.02%	.02%	.02%	.00%

See footnote summary on page 42.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended June 30, 2017, such waiver amounted to 0.01%.

(f)	Annualized.

*

Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended June 30, 2020 and June 30, 2018 by 0.03% and 0.02%, respectively.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*

Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 43

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Equity Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 45

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to,

46 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 47

charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but

48 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints, and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 49

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

50 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 51

NOTES

52 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUE-0152-1220

DEC    12.31.20

SEMI-ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Long/Short Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 16, 2021

This report provides management’s discussion of fund performance for AB Select US Long/Short Portfolio for the semi-annual reporting period ended December 31, 2020.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	6 Months	12 Months

AB SELECT US LONG/SHORT PORTFOLIO[1]

Class A Shares	13.09%	9.83%

Class C Shares	12.78%	9.05%

Advisor Class Shares[2]	13.37%	10.17%

Class R Shares[2]	13.06%	9.56%

Class K Shares[2]	13.17%	9.91%

Class I Shares[2]	13.33%	10.23%

S&P 500 Index	22.16%	18.40%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended December 31, 2020, by 0.00% and 0.02%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2020.

During the six-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 56% to 69%, ending the period at 57%. The Fund’s below-market exposure led to underperformance, relative to the fully invested benchmark. Security selection within the Fund’s short holdings detracted, while selection within the Fund’s long holdings contributed to absolute returns. Within the Fund’s short holdings, security selection within consumer discretionary, health care and industrials detracted from absolute returns. Within the Fund’s long holdings, security selection within health care, energy and consumer staples detracted, while selection within the financials, consumer-discretionary and industrials sectors contributed to absolute returns.

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During the 12-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 52% to 69%, ending the period at 57%. The Fund’s below-market exposure led to underperformance, relative to the fully invested benchmark. Security selection within the Fund’s long holdings detracted, while selection within the Fund’s short holdings contributed to absolute returns. Within the Fund’s long holdings, security selection within the financials, energy and health-care sectors detracted from absolute returns, while selection within technology, consumer discretionary and communication services contributed. Within the Fund’s short holdings, security selection within the real estate and financials sectors contributed to absolute returns, while selection within consumer discretionary, communication services and technology detracted.

The Fund utilized derivatives in the form of total return swaps for hedging and investment purposes, which added to absolute returns for the 12-month period and detracted for the six-month period. Futures were used for hedging purposes, which detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

In the first half of the 12-month period ended December 31, 2020, global equity markets came under extreme pressure as the COVID-19 pandemic spread throughout the world. Global economies all but shut down as countries looked to slow the spread of the virus. Global central banks and governments responded to the pandemic with unprecedented levels of fiscal and monetary stimulus. Equity markets recovered strongly off their lows as lockdown measures eased and investors grew optimistic about a recovery in global economic growth.

In the six-month period, US markets continued their recovery for much of the summer, led by mega-cap technology stocks, before rising COVID-19 infections and US election concerns led to volatility in September and October. In November, clarity around the US elections, combined with favorable news about the efficacy of potential COVID-19 vaccinations, fueled a strong equity rally that continued through December. The S&P 500 Index returned 22.16% for the six-month period and 18.40% for the 12-month period.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on absolute returns, using a flexible approach to participate in market upside while seeking to protect on the downside. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 3

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

The Adviser selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or

(continued on next page)

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close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-US companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In

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DISCLOSURES AND RISKS (continued)

addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 7

HISTORICAL PERFORMANCE

AVERAGE RETURNS AS OF DECEMBER 31, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	9.83%	5.17%

5 Years	8.14%	7.21%

Since Inception[1]	7.75%	7.18%

CLASS C SHARES

1 Year	9.05%	8.05%

5 Years	7.34%	7.34%

Since Inception[1]	6.97%	6.97%

ADVISOR CLASS SHARES[2]

1 Year	10.17%	10.17%

5 Years	8.42%	8.42%

Since Inception[1]	8.04%	8.04%

CLASS R SHARES[2]

1 Year	9.56%	9.56%

5 Years	7.86%	7.86%

Since Inception[1]	7.49%	7.49%

CLASS K SHARES[2]

1 Year	9.91%	9.91%

5 Years	8.14%	8.14%

Since Inception[1]	7.76%	7.76%

CLASS I SHARES[2]

1 Year	10.23%	10.23%

5 Years	8.46%	8.46%

Since Inception[1]	8.07%	8.07%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.98%, 2.73%, 1.73%, 2.24%, 2.00% and 1.70% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/12/2012.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	5.17%

5 Years	7.21%

Since Inception[1]	7.18%

CLASS C SHARES

1 Year	8.05%

5 Years	7.34%

Since Inception[1]	6.97%

ADVISOR CLASS SHARES[2]

1 Year	10.17%

5 Years	8.42%

Since Inception[1]	8.04%

CLASS R SHARES[2]

1 Year	9.56%

5 Years	7.86%

Since Inception[1]	7.49%

CLASS K SHARES[2]

1 Year	9.91%

5 Years	8.14%

Since Inception[1]	7.76%

CLASS I SHARES[2]

1 Year	10.23%

5 Years	8.46%

Since Inception[1]	8.07%

1	Inception date: 12/12/2012.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,130.90	$9.99	1.86%	$10.20	1.90%
Hypothetical**	$1,000	$1,015.83	$9.45	1.86%	$9.65	1.90%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$1,127.80	$14.00	2.61%	$14.21	2.65%
Hypothetical**	$1,000	$1,012.05	$13.24	2.61%	$13.44	2.65%
Advisor Class
Actual	$1,000	$1,133.70	$8.66	1.61%	$8.87	1.65%
Hypothetical**	$1,000	$1,017.09	$8.19	1.61%	$8.39	1.65%
Class R
Actual	$1,000	$1,130.60	$11.44	2.13%	$11.65	2.17%
Hypothetical**	$1,000	$1,014.47	$10.82	2.13%	$11.02	2.17%
Class K
Actual	$1,000	$1,131.70	$9.73	1.81%	$9.94	1.85%
Hypothetical**	$1,000	$1,016.08	$9.20	1.81%	$9.40	1.85%
Class I
Actual	$1,000	$1,133.30	$8.50	1.58%	$8.71	1.62%
Hypothetical**	$1,000	$1,017.24	$8.03	1.58%	$8.24	1.62%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 11

PORTFOLIO SUMMARY

December 31, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,188.0

SECTOR BREAKDOWN1

	Long	Short

Communication Services	6.9%	—%

Consumer Discretionary	6.3	—

Consumer Staples	5.1	—

Energy	1.5	—

Financials	10.2	-0.1

Health Care	7.6	-0.1

Industrials	6.6	—

Information Technology	14.6	—

Materials	0.4	—

Real Estate	—	-0.1

Utilities	1.0	—

TEN LARGEST HOLDINGS1

Long		Short
Company		Company

Apple, Inc.	3.9%	New York Times Co. (The)	0.0%

Microsoft Corp.	3.8	Illumina, Inc.	0.0

Procter & Gamble Co. (The)	3.1	Inari Medical, Inc.	0.0

Berkshire Hathaway, Inc.	2.6	Brixmor Property Group, Inc.	0.0

Amazon.com, Inc.	2.4	Kimco Realty Corp.	0.0

Alphabet, Inc.	2.2	Chatham Lodging Trust	0.0

Union Pacific Corp.	1.7	TransDigm Group, Inc.	0.0

Goldman Sachs Group, Inc. (The)	1.7	Invesco Ltd.	0.0

JPMorgan Chase & Co.	1.7	Colfax Corp.	0.0

Norfolk Southern Corp.	1.6	Regency Centers Corp.	0.0

1	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

December 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 60.1%
Information Technology – 14.6%
Communications Equipment – 0.4%
F5 Networks, Inc.(a)	27,524	$4,842,573

IT Services – 2.0%
PayPal Holdings, Inc.(a)	25,522	5,977,253
Visa, Inc. – Class A	82,162	17,971,294

		23,948,547

Semiconductors & Semiconductor Equipment – 3.5%
Advanced Micro Devices, Inc.(a)	51,901	4,759,841
Broadcom, Inc.	15,489	6,781,859
Intel Corp.	65,174	3,246,969
NVIDIA Corp.	13,915	7,266,413
NXP Semiconductors NV	14,046	2,233,454
QUALCOMM, Inc.	44,239	6,739,369
Texas Instruments, Inc.	62,281	10,222,180

		41,250,085

Software – 4.8%
Adobe, Inc.(a)	15,490	7,746,859
Microsoft Corp.	200,003	44,484,667
salesforce.com, Inc.(a)	22,661	5,042,752

		57,274,278

Technology Hardware, Storage & Peripherals – 3.9%
Apple, Inc.(b)	348,719	46,271,524

		173,587,007

Financials – 10.2%
Banks – 4.5%
Bank of America Corp.	390,490	11,835,752
Fifth Third Bancorp	218,701	6,029,586
JPMorgan Chase & Co.	155,153	19,715,292
PNC Financial Services Group, Inc. (The)	108,359	16,145,491

		53,726,121

Capital Markets – 3.1%
Apollo Global Management, Inc.	68,964	3,377,857
BlackRock, Inc. – Class A	4,659	3,361,655
Charles Schwab Corp. (The)	179,917	9,542,797
Goldman Sachs Group, Inc. (The)	75,042	19,789,326

		36,071,635

Diversified Financial Services – 2.6%
Berkshire Hathaway, Inc. – Class B(a)	133,134	30,869,781

		120,667,537

Health Care – 7.6%
Biotechnology – 0.3%
Vertex Pharmaceuticals, Inc.(a)	15,060	3,559,280

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 2.3%
Abbott Laboratories	115,490	$12,645,000
Baxter International, Inc.	25,828	2,072,439
Danaher Corp.	25,501	5,664,792
Zimmer Biomet Holdings, Inc.	49,633	7,647,949

		28,030,180

Health Care Providers & Services – 1.9%
Humana, Inc.	15,652	6,421,546
Quest Diagnostics, Inc.	44,217	5,269,340
UnitedHealth Group, Inc.	29,854	10,469,201

		22,160,087

Life Sciences Tools & Services – 0.4%
IQVIA Holdings, Inc.(a)	24,419	4,375,152

Pharmaceuticals – 2.7%
Eli Lilly & Co.	41,031	6,927,674
Johnson & Johnson	98,735	15,538,914
Merck & Co., Inc.	113,631	9,295,016

		31,761,604

		89,886,303

Communication Services – 6.9%
Diversified Telecommunication Services – 0.8%
Anterix, Inc.(a)(c)	23,233	873,561
Cellnex Telecom SA(d)	26,584	1,596,447
Comcast Corp. – Class A	141,604	7,420,050

		9,890,058

Entertainment – 1.8%
Activision Blizzard, Inc.(b)	94,337	8,759,191
Netflix, Inc.(a)	9,665	5,226,155
Walt Disney Co. (The)	40,601	7,356,089

		21,341,435

Interactive Media & Services – 3.7%
Alphabet, Inc. – Class C(a)(b)	14,916	26,131,042
Facebook, Inc. – Class A(a)	62,750	17,140,790

		43,271,832

Wireless Telecommunication Services – 0.6%
T-Mobile US, Inc.(a)	54,067	7,290,935

		81,794,260

Industrials – 6.6%
Aerospace & Defense – 1.2%
Northrop Grumman Corp.	20,284	6,180,940
Raytheon Technologies Corp.	117,411	8,396,061

		14,577,001

Construction & Engineering – 0.9%
Jacobs Engineering Group, Inc.	97,716	10,647,136

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.0%
Honeywell International, Inc.	55,743	$11,856,536

Road & Rail – 3.5%
Kansas City Southern	6,804	1,388,900
Lyft, Inc.(a)(c)	20,679	1,015,959
Norfolk Southern Corp.	81,673	19,406,322
Union Pacific Corp.	95,118	19,805,470

		41,616,651

		78,697,324

Consumer Discretionary – 6.2%
Hotels, Restaurants & Leisure – 0.9%
McDonald’s Corp.	48,264	10,356,489

Internet & Direct Marketing Retail – 3.0%
Amazon.com, Inc.(a)	8,807	28,683,783
Booking Holdings, Inc.(a)	3,045	6,782,037

		35,465,820

Multiline Retail – 0.6%
Target Corp.	41,317	7,293,690

Specialty Retail – 1.7%
Home Depot, Inc. (The)	41,950	11,142,759
Lowe’s Cos., Inc.	58,563	9,399,947

		20,542,706

		73,658,705

Consumer Staples – 5.1%
Beverages – 0.7%
Coca-Cola Co. (The)	159,545	8,749,448

Food & Staples Retailing – 0.7%
Costco Wholesale Corp.	8,643	3,256,509
Walmart, Inc.	36,413	5,248,934

		8,505,443

Household Products – 3.2%
Clorox Co. (The)	7,029	1,419,296
Procter & Gamble Co. (The)	262,937	36,585,054

		38,004,350

Personal Products – 0.5%
Estee Lauder Cos., Inc. (The) – Class A	21,251	5,656,804

		60,916,045

Energy – 1.5%
Oil, Gas & Consumable Fuels – 1.5%
Chevron Corp.	141,929	11,985,904
EOG Resources, Inc.	124,214	6,194,552

		18,180,456

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 1.0%
Electric Utilities – 1.0%
NextEra Energy, Inc.	155,111	$11,966,813

Materials – 0.4%
Containers & Packaging – 0.4%
Berry Global Group, Inc.(a)	91,115	5,119,752

Total Common Stocks (cost $603,045,068)		714,474,202

PREFERRED STOCKS – 0.1%
Consumer Discretionary – 0.1%
Household Durables – 0.1%
Honest Co., Inc. (The) – Series D 0.00%(a)(e)(f) (cost $950,194)	20,767	694,864

WARRANTS – 0.0%
Financials – 0.0%
Diversified Financial Services – 0.0%
Pershing Square Tontine Holdings Ltd., expiring(a) (cost $52,400)	9,228	88,589

SHORT-TERM INVESTMENTS – 38.6%
Investment Companies – 38.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.03%(g)(h)(i) (cost $451,016,131)	451,016,131	451,016,131

	Principal Amount (000)
U.S. Treasury Bills – 0.6%
U.S. Treasury Bill Zero Coupon, 02/11/2021 (cost $6,999,310)	$7,000	6,999,520

Total Short-Term Investments (cost $458,015,441)		458,015,651

Total Investments Before Securities Sold Short – 98.8% (cost $1,062,063,103)		1,173,273,306

16 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SECURITIES SOLD SHORT – (0.3)%
COMMON STOCKS – (0.3)%
Real Estate – (0.1)%
Equity Real Estate Investment Trusts (REITs) – (0.1)%
Acadia Realty Trust	(9,154)	$(129,895)
Agree Realty Corp.	(1,716)	(114,251)
Brixmor Property Group, Inc.	(12,342)	(204,260)
Chatham Lodging Trust	(14,160)	(152,928)
Kimco Realty Corp.	(12,056)	(180,961)
Regency Centers Corp.	(3,045)	(138,822)
Washington Prime Group, Inc.	(7,769)	(50,576)

		(971,693)

Health Care – (0.1)%
Health Care Equipment & Supplies – 0.0%
Intuitive Surgical, Inc.(a)	(163)	(133,350)
Stryker Corp.	(470)	(115,169)

		(248,519)

Health Care Providers & Services – 0.0%
Laboratory Corp. of America Holdings(a)	(572)	(116,431)

Life Sciences Tools & Services – (0.1)%
Illumina, Inc.(a)	(715)	(264,550)

Pharmaceuticals – 0.0%
Canopy Growth Corp.(a)	(5,313)	(130,912)

		(760,412)

Financials – (0.1)%
Banks – 0.0%
HSBC Holdings PLC(a)	(12,763)	(66,258)

Capital Markets – 0.0%
Invesco Ltd.	(8,419)	(146,743)

Consumer Finance – 0.0%
Credit Acceptance Corp.(a)	(327)	(113,188)

Insurance – (0.1)%
Inari Medical, Inc.(a)	(2,902)	(253,316)

		(579,505)

Communication Services – 0.0%
Media – 0.0%
New York Times Co. (The)	(7,724)	(399,871)

Industrials – 0.0%
Aerospace & Defense – 0.0%
TransDigm Group, Inc.(a)	(245)	(151,618)

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Machinery – 0.0%
Colfax Corp.(a)	(3,739)	$(142,979)
Snap-on, Inc.	(470)	(80,436)

		(223,415)

		(375,033)

Information Technology – 0.0%
IT Services – 0.0%
Global Payments, Inc.	(511)	(110,080)

Technology Hardware, Storage & Peripherals – 0.0%
HP, Inc.	(4,332)	(106,524)

		(216,604)

Consumer Discretionary – 0.0%
Hotels, Restaurants & Leisure – 0.0%
Marriott International, Inc./MD – Class A	(470)	(62,003)

Textiles, Apparel & Luxury Goods – 0.0%
Oxford Industries, Inc.	(1,063)	(69,637)

		(131,640)

Total Common Stocks (proceeds $2,530,976)		(3,434,758)

INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
iShares MSCI Emerging Markets ETF(h) (proceeds $(75,872))	(2,125)	(109,799)

Total Securities Sold Short (proceeds $2,606,848)		(3,544,557)

Total Investments, Net of Securities Sold Short – 98.5% (cost $1,059,456,255)		1,169,728,749
Other assets less liabilities – 1.5%		18,241,580

Net Assets – 100.0%		$1,187,970,329

18 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
S&P 500 E-Mini Futures	164	March 2021	$ 30,740,160	$(696,985)

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize short sales.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2020, the market value of this security amounted to $1,596,447 or 0.1% of net assets.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Fair valued by the Adviser.

(g)	Affiliated investments.

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	The rate shown represents the 7-day yield as of period end.

Glossary:

ETF – Exchange Traded Fund

MSCI – Morgan Stanley Capital International

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

December 31, 2020 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $611,046,972)	$722,257,175	(a)
Affiliated issuers (cost $451,016,131)	451,016,131
Cash collateral due from broker	5,412,000
Foreign currencies, at value (cost $2,223,891)	2,229,722
Deposit at broker for securities sold short	6,837,809
Receivable for investment securities sold	8,790,219
Receivable for capital stock sold	2,309,713
Unaffiliated dividends receivable	202,774
Affiliated dividends receivable	11,599

Total assets	1,199,067,142

Liabilities
Payable for securities sold short, at value (proceeds received $2,606,848)	3,544,557
Payable for investment securities purchased	3,409,717
Payable for capital stock redeemed	2,153,209
Advisory fee payable	1,462,875
Payable for variation margin on futures	201,712
Distribution fee payable	70,544
Administrative fee payable	18,502
Transfer Agent fee payable	13,366
Dividend expense payable	4,102
Accrued expenses and other liabilities	218,229

Total liabilities	11,096,813

Net Assets	$1,187,970,329

Composition of Net Assets
Capital stock, at par	$8,646
Additional paid-in capital	1,079,792,200
Distributable earnings	108,169,483

	$1,187,970,329

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$95,633,182	7,076,461	$13.51	*

C	$59,796,862	4,758,072	$12.57

Advisor	$1,010,863,650	73,064,405	$13.84

R	$277,317	21,031	$13.19

K	$13,526	1,000.61	$13.52

I	$21,385,792	1,541,045	$13.88

(a)	Includes securities on loan with a value of $1,020,133 (see Note E).

*	The maximum offering price per share for Class A shares was $14.11 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2020 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$5,378,068
Affiliated issuers	114,551
Securities lending income	9,323	$5,501,942

Expenses
Advisory fee (see Note B)	8,502,235
Distribution fee—Class A	114,176
Distribution fee—Class C	307,349
Distribution fee—Class R	638
Distribution fee—Class K	17
Transfer agency—Class A	32,150
Transfer agency—Class C	21,792
Transfer agency—Advisor Class	338,792
Transfer agency—Class R	133
Transfer agency—Class K	3
Transfer agency—Class I	3,305
Custody and accounting	132,018
Registration fees	69,498
Administrative	40,497
Printing	36,660
Audit and tax	27,387
Legal	19,682
Directors’ fees	17,076
Miscellaneous	31,548

Total operating expenses (see Note B)	9,694,956
Dividend expense on securities sold short and interest expense	39,478
Broker fee on securities sold short	8,847
Total expenses	9,743,281
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(188,227)

Net expenses		9,555,054

Net investment loss		(4,053,112)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		88,264,929
Securities sold short		(1,487,865)
Futures		(2,707,964)
Swaps		(447,293)
Foreign currency transactions		53,805
Net change in unrealized appreciation/depreciation of:
Investments		60,698,338
Securities sold short		(490,194)
Futures		(396,289)
Swaps		(219,568)
Foreign currency denominated assets and liabilities		4,334

Net gain on investment and foreign currency transactions		143,272,233

Net Increase in Net Assets from Operations		$139,219,121

(a)	Net of foreign capital gains taxes of $55,687.

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 21

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(4,053,112)	$(1,295,815)
Net realized gain on investment and foreign currency transactions	83,675,612	26,344,238
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	59,596,621	1,242,900
Contributions from Affiliates (see Note B)	– 0	–	10,536

Net increase in net assets from operations	139,219,121	26,301,859
Distributions to Shareholders
Class A	(3,987,292)	(3,066,569)
Class C	(2,763,145)	(2,903,563)
Advisor Class	(41,936,613)	(33,122,534)
Class R	(11,930)	(10,414)
Class K	(595)	(443)
Class I	(773,878)	(701,589)
Capital Stock Transactions
Net increase (decrease)	56,282,314	(41,086,915)

Total increase (decrease)	146,027,982	(54,590,168)
Net Assets
Beginning of period	1,041,942,347	1,096,532,515

End of period	$1,187,970,329	$1,041,942,347

See notes to financial statements.

22 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2020 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 13 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares 10 years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

24 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2020:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks:
Information Technology	$173,587,007		$	– 0	–	$	– 0	–	$173,587,007
Financials	120,667,537			– 0	–		– 0	–	120,667,537
Health Care	89,886,303			– 0	–		– 0	–	89,886,303
Communication Services	80,197,813			1,596,447			– 0	–	81,794,260
Industrials	78,697,324			– 0	–		– 0	–	78,697,324
Consumer Discretionary	73,658,705			– 0	–		– 0	–	73,658,705
Consumer Staples	60,916,045			– 0	–		– 0	–	60,916,045
Energy	18,180,456			– 0	–		– 0	–	18,180,456
Utilities	11,966,813			– 0	–		– 0	–	11,966,813
Materials	5,119,752			– 0	–		– 0	–	5,119,752
Preferred Stocks	– 0	–		– 0	–		694,864		694,864
Warrants	88,589			– 0	–		– 0	–	88,589
Short-Term Investments:
Investment Companies	451,016,131			– 0	–		– 0	–	451,016,131
U.S. Treasury Bills	– 0	–		6,999,520			– 0	–	6,999,520

26 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1	Level 2	Level 3	Total
Liabilities:
Common Stocks:
Real Estate	$(971,693)	$	– 0	–	$	– 0	–	$(971,693)
Health Care	(760,412)	– 0	–	– 0	–	(760,412)
Financials	(513,247)	(66,258)	– 0	–	(579,505)
Communication Services	(399,871)	– 0	–	– 0	–	(399,871)
Industrials	(375,033)	– 0	–	– 0	–	(375,033)
Information Technology	(216,604)	– 0	–	– 0	–	(216,604)
Consumer Discretionary	(131,640)	– 0	–	– 0	–	(131,640)
Investment Companies	(109,799)	– 0	–	– 0	–	(109,799)

Total Investments in Securities	1,160,504,176	8,529,709	694,864	1,169,728,749
Other Financial Instruments(a):
Assets	– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Futures	(696,985)	– 0	–	– 0	–	(696,985	)(b)

Total	$1,159,807,191	$8,529,709	$694,864	$1,169,031,764

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital

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accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the first $2.5 billion and 1.475% thereafter of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding dividend expense, borrowing costs and brokerage expense on securities sold short) on an annual basis (the “Expense Caps”) to 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2020, such reimbursements/waivers amounted to $25. The Expense Caps may not be terminated by the Adviser before October 31, 2021.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2020, the reimbursement for such services amounted to $40,497.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $92,799 for the six months ended December 31, 2020.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,232 from the sale of Class A shares and received $11,939 and $1,212 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2020.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the

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NOTES TO FINANCIAL STATEMENTS (continued)

investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2020, such waiver amounted to $188,066.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2020 is as follows:

Fund	Market Value 6/30/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/20 (000)		Dividend Income (000)
Government Money Market Portfolio	$315,671		$281,130	$145,785	$451,016		$115
Government Money Market Portfolio*	– 0	–	7,939	7,939	– 0	–	0	**

Total					$451,016		$115

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Less than $500.

During the year ended June 30, 2020, the Adviser reimbursed the Fund $10,536 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the

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Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,508,706, $7,563 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2020, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$538,620,378	$681,445,310	$5,570,209	$8,265,733

There were no purchases or sales of U.S. government and government agency obligations for the six months ended December 31, 2020.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation
Cost of Investments	Appreciation on Investments	Depreciation on Investments
$ 1,059,456,255	$112,747,529	$(2,234,311)	$110,513,218	$(937,709	)(a)	$109,575,509

(a)	Gross unrealized appreciation was $6,609 and gross unrealized depreciation was $(944,318), resulting in net unrealized depreciation of $(937,709).

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended December 31, 2020, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended December 31, 2020, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended December 31, 2020, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures	$696,985	*

Total				$696,985

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,707,964)	$(396,289)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(447,293)	(219,568)

Total		$(3,155,257)	$(615,857)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2020:

Futures:
Average notional amount of sale contracts	$22,133,808
Total Return Swaps:
Average notional amount	$5,058,002	(a)

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2020 is as follows:

Market Value of Securities on Loan*	Cash Collateral*		Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
					Income Earned	Advisory Fee Waived
$1,020,133	$	– 0 –	$1,067,340	$9,109	$214	$136

*	As of December 31, 2020.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020

Class A
Shares sold	587,763	1,644,210	$7,809,757	$20,728,257

Shares issued in reinvestment of distributions	261,097	219,672	3,475,203	2,763,475

Shares converted from Class C	636,169	802,014	8,306,173	9,982,537

Shares redeemed	(1,131,006)	(3,070,446)	(14,973,858)	(38,441,640)

Net increase (decrease)	354,023	(404,550)	$4,617,275	$(4,967,371)

Class C
Shares sold	131,421	547,669	$1,643,032	$6,458,138

Shares issued in reinvestment of distributions	206,983	223,160	2,562,443	2,639,988

Shares converted to Class A	(680,431)	(853,156)	(8,306,173)	(9,982,537)

Shares redeemed	(395,451)	(1,685,921)	(4,895,159)	(19,686,329)

Net decrease	(737,478)	(1,768,248)	$(8,995,857)	$(20,570,740)

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NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020	Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30, 2020

Advisor Class
Shares sold	9,746,640	25,738,297	$132,155,560	$325,912,491

Shares issued in reinvestment of distributions	2,274,290	1,988,604	30,975,825	25,533,677

Shares redeemed	(7,774,600)	(29,511,327)	(105,767,494)	(365,040,167)

Net increase (decrease)	4,246,330	(1,784,426)	$57,363,891	$(13,593,999)

Class R
Shares sold	2,667	4,179	$34,237	$52,330

Shares issued in reinvestment of distributions	918	845	11,929	10,413

Shares redeemed	(45)	(10,506)	(577)	(128,342)

Net increase (decrease)	3,540	(5,482)	$45,589	$(65,599)

Class K
Shares sold	– 0	–	– 0	–	$	– 0	–	$	– 0	–

Shares issued in reinvestment of distributions	0	(a)	1	0	(b)	0	(b)

Net increase	– 0	–	1	$	– 0	–	$	– 0	–

Class I
Shares sold	196,345	167,876	$2,709,885	$2,134,053

Shares issued in reinvestment of distributions	56,399	54,303	770,418	698,880

Shares redeemed	(16,723)	(354,772)	(228,887)	(4,722,139)

Net increase (decrease)	236,021	(132,593)	$3,251,416	$(1,889,206)

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the stock, bond or currency markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing may underperform the market generally.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

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Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although widely used LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2020.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2020 and June 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$24,331,203	$79,103,340
Net long-term capital gains	15,473,909	– 0	–

Total taxable distributions paid	$39,805,112	$79,103,340

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NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,518,266
Undistributed capital gains	5,714,645
Unrealized appreciation/(depreciation)	3,190,905	(a)

Total accumulated earnings/(deficit)	$18,423,816

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2020, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 43

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.48	$ 12.54	$ 12.86	$ 12.28	$ 11.40	$ 11.77

Income From Investment Operations

Net investment loss(a)(b)	(.06)	(.04)	(.00	)(c)	(.04)	(.09)	(.11)

Net realized and unrealized gain on investment and foreign currency transactions	1.68	.42	.69	1.26	.97	.12

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.62	.38	.69	1.22	.88	.01

Less: Distributions

Distributions from net realized gain on investment transactions	(.59)	(.44)	(1.01)	(.64)	– 0	–	(.38)

Net asset value, end of period	$ 13.51	$ 12.48	$ 12.54	$ 12.86	$ 12.28	$ 11.40

Total Return

Total investment return based on net asset value(d)*	13.09%	3.11%	5.93%	10.10%	7.72%	.02%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$95,633	$83,866	$89,337	$92,102	$113,847	$166,015

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.86	%^	1.91%	1.91%	1.88%	2.11%	2.29%

Expenses, before waivers/reimbursements(e)(f)‡	1.89	%^	1.94%	1.94%	1.94%	2.18%	2.30%

Net investment loss(b)	(.89	)%^	(.28)%	.00	%(g)	(.30)%	(.77)%	(.98)%

Portfolio turnover rate (excluding securities sold short)	75%	191%	253%	291%	295%	329%

Portfolio turnover rate (including securities sold short)	76%	207%	266%	346%	528%	519%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.04%	.07%	.08%	.00%

See	footnote summary on page 50.

44 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.68	$ 11.85	$ 12.30	$ 11.86	$ 11.09	$ 11.55

Income From Investment Operations

Net investment loss(a)(b)	(.10)	(.12)	(.09)	(.13)	(.18)	(.19)

Net realized and unrealized gain on investment and foreign currency transactions	1.58	.39	.65	1.21	.95	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.48	.27	.56	1.08	.77	(.08)

Less: Distributions

Distributions from net realized gain on investment transactions	(.59)	(.44)	(1.01)	(.64)	– 0	–	(.38)

Net asset value, end of period	$ 12.57	$ 11.68	$ 11.85	$ 12.30	$ 11.86	$ 11.09

Total Return

Total investment return based on net asset value(d)*	12.78%	2.25%	5.11%	9.34%	6.94%	(.78)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$59,797	$64,205	$86,097	$98,333	$111,027	$159,990

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.61	%^	2.66%	2.66%	2.63%	2.86%	3.05%

Expenses, before waivers/reimbursements(e)(f)‡	2.64	%^	2.69%	2.69%	2.69%	2.94%	3.06%

Net investment loss(b)	(1.64	)%^	(1.01)%	(.76)%	(1.05)%	(1.53)%	(1.73)%

Portfolio turnover rate (excluding securities sold short)	75%	191%	253%	291%	295%	329%

Portfolio turnover rate (including securities sold short)	76%	207%	266%	346%	528%	519%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.04%	.07%	.08%	.00%

See	footnote summary on page 50.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.74	$ 12.78	$ 13.06	$ 12.43	$ 11.51	$ 11.86

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	(.00	)(c)	.03	(.01)	(.06)	(.08)

Net realized and unrealized gain on investment and foreign currency transactions	1.73	.42	.70	1.28	.98	.11

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.69	.42	.73	1.27	.92	.03

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.02)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.59)	(.44)	(1.01)	(.64)	– 0	–	(.38)

Total dividends and distributions	(.59)	(.46)	(1.01)	(.64)	– 0	–	(.38)

Net asset value, end of period	$ 13.84	$ 12.74	$ 12.78	$ 13.06	$ 12.43	$ 11.51

Total Return

Total investment return based on net asset value(d)*	13.37%	3.27%	6.24%	10.39%	7.99%	.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,010,863	$876,972	$902,381	$762,575	$692,136	$816,563

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.61	%^	1.66%	1.66%	1.64%	1.86%	2.05%

Expenses, before waivers/reimbursements(e)(f)‡	1.65	%^	1.69%	1.69%	1.69%	1.94%	2.06%

Net investment income (loss)(b)	(.64	)%^	(.03)%	.24%	(.04)%	(.53)%	(.73)%

Portfolio turnover rate (excluding securities sold short)	75%	191%	253%	291%	295%	329%

Portfolio turnover rate (including securities sold short)	76%	207%	266%	346%	528%	519%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.04%	.07%	.08%	.00%

See	footnote summary on page 50.

46 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.20	$ 12.30	$ 12.67	$ 12.14	$ 11.30	$ 11.70

Income From Investment Operations

Net investment loss(a)(b)	(.08)	(.06)	(.03)	(.07)	(.13)	(.14)

Net realized and unrealized gain on investment and foreign currency transactions	1.66	.40	.67	1.24	.97	.12

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.58	.34	.64	1.17	.84	(.02)

Less: Distributions

Distributions from net realized gain on investment transactions	(.59)	(.44)	(1.01)	(.64)	– 0	–	(.38)

Net asset value, end of period	$ 13.19	$ 12.20	$ 12.30	$ 12.67	$ 12.14	$ 11.30

Total Return

Total investment return based on net asset value(d)*	13.06%	2.75%	5.69%	9.80%	7.43%	(.25)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$277	$213	$283	$455	$391	$698

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.13	%^	2.16%	2.16%	2.15%	2.44%	2.54%

Expenses, before waivers/reimbursements(e)(f)‡	2.18	%^	2.20%	2.34%	2.38%	2.56%	2.55%

Net investment loss(b)	(1.16	)%^	(.51)%	(.28)%	(.55)%	(1.09)%	(1.20)%

Portfolio turnover rate (excluding securities sold short)	75%	191%	253%	291%	295%	329%

Portfolio turnover rate (including securities sold short)	76%	207%	266%	346%	528%	519%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.04%	.07%	.08%	.00%

See	footnote summary on page 50.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2020 (unaudited)		Year Ended June 30,
			2020	2019		2018	2017		2016

Net asset value, beginning of period	$ 12.48		$ 12.54	$ 12.86		$ 12.28	$ 11.40		$ 11.78

Income From Investment Operations

Net investment loss(a)(b)	(.06)		(.04)	(.00	)(c)	(.04)	(.10)		(.11)

Net realized and unrealized gain on investment and foreign currency transactions	1.69		.42	.69		1.26	.98		.11

Contributions from Affiliates	– 0	–	.00 (c)	– 0	–	.00 (c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.63		.38	.69		1.22	.88		– 0	–

Less: Distributions

Distributions from net realized gain on investment transactions	(.59)		(.44)	(1.01)		(.64)	– 0	–	(.38)

Net asset value, end of period	$ 13.52		$ 12.48	$ 12.54		$ 12.86	$ 12.28		$ 11.40

Total Return

Total investment return based on net asset value(d)*	13.17%		3.11%	5.93%		10.10%	7.72%		.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14		$12	$13		$13	$12		$31

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.81	%^	1.92%	1.92%		1.90%	2.14%		2.27%

Expenses, before waivers/reimbursements(e)(f)‡	1.84	%^	1.96%	2.05%		2.05%	2.23%		2.28%

Net investment loss(b)	(.84	)%^	(.31)%	(.02)%		(.32)%	(.83	) %	(.94)%

Portfolio turnover rate (excluding securities sold short)	75%		191%	253%		291%	295%		329%

Portfolio turnover rate (including securities sold short)	76%		207%	266%		346%	528%		519%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.04%		.07%	.08%		.00%

See	footnote summary on page 50.

48 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2020 (unaudited)	Year Ended June 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.78	$ 12.81	$ 13.09	$ 12.45	$ 11.52	$ 11.86

Income From Investment Operations

Net investment income (loss)(a)(b)	(.04)	.00	(c)	.04	.00	(c)	(.06)	(.08)

Net realized and unrealized gain on investment and foreign currency transactions	1.73	.44	.69	1.28	.99	.12

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase in net asset value from operations	1.69	.44	.73	1.28	.93	.04

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.03)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.59)	(.44)	(1.01)	(.64)	– 0	–	(.38)

Total dividends and distributions	(.59)	(.47)	(1.01)	(.64)	– 0	–	(.38)

Net asset value, end of period	$ 13.88	$ 12.78	$ 12.81	$ 13.09	$ 12.45	$ 11.52

Total Return

Total investment return based on net asset value(d)*	13.33%	3.37%	6.22%	10.46%	8.07%	.27%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,386	$16,674	$18,422	$13,299	$11,749	$12,724

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.58	%^	1.62%	1.61%	1.58%	1.82%	1.97%

Expenses, before waivers/reimbursements(e)(f)‡	1.61	%^	1.66%	1.65%	1.64%	1.90%	1.98%

Net investment income (loss)(b)	(.61	)%^	.01%	.31%	.01%	(.49)%	(.67)%

Portfolio turnover rate (excluding securities sold short)	75%	191%	253%	291%	295%	329%

Portfolio turnover rate (including securities sold short)	76%	207%	266%	346%	528%	519%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.04	%^	.04%	.04%	.07%	.08%	.00%

See	footnote summary on page 50.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude non-operating expenses:

	Six Months Ended December 31, 2020 (unaudited)		Year Ended June 30,
			2020	2019	2018	2017

Class A
Net of waivers/reimbursements	1.85	%^	1.86%	1.85%	1.83%	1.94%
Before waivers/reimbursements	1.89	%^	1.89%	1.89%	1.88%	2.01%
Class C
Net of waivers/reimbursements	2.60	%^	2.60%	2.60%	2.58%	2.69%
Before waivers/reimbursements	2.64	%^	2.64%	2.64%	2.64%	2.76%
Advisor Class
Net of waivers/reimbursements	1.60	%^	1.61%	1.61%	1.58%	1.68%
Before waivers/reimbursements	1.64	%^	1.64%	1.64%	1.64%	1.76%
Class R
Net of waivers/reimbursements	2.12	%^	2.11%	2.12%	2.09%	2.28%
Before waivers/reimbursements	2.17	%^	2.15%	2.29%	2.33%	2.40%
Class K
Net of waivers/reimbursements	1.80	%^	1.87%	1.86%	1.84%	1.98%
Before waivers/reimbursements	1.83	%^	1.91%	2.00%	2.00%	2.08%
Class I
Net of waivers/reimbursements	1.57	%^	1.57%	1.55%	1.53%	1.64%
Before waivers/reimbursements	1.60	%^	1.61%	1.59%	1.59%	1.72%

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended December 31, 2020 and the years ended June 30, 2020, June 30, 2019, June 30, 2018 and June 30, 2017, such waiver amounted to .03% (annualized), ..04%, .03%, .06% and .07%, respectively.

(g)	Less than 0.005%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended June 30, 2020 by .03%.

^	Annualized.

See	notes to financial statements.

50 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith*, President and Chief Executive Officer Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*

Mr. Keith is expected to retire as President, Chief Executive Officer and a Director of the Fund as of March 31, 2021 and from the Adviser effective June 30, 2021. Mr. Onur Erzan, Senior Vice President and Head of the Global Client Group of the Adviser, has been elected President, Chief Executive Officer and a Director of the Fund, effective April 1, 2021.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 51

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

52 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Long/Short Portfolio (the “Fund”) at a meeting held by video conference on May 5-7, 2020 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 53

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2018 and 2019 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund

54 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 29, 2020 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

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The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors previously discussed these matters with an independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

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The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also previously discussed economies of scale with an independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 59

NOTES

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AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SULS-0152-1220

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes -Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 26, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	February 26, 2021